CREDIT AGREEMENT

                                      among

                            NU SKIN ENTERPRISES, INC.

                                       and

                             NU SKIN JAPAN CO., LTD.

                                       and

                            THE LENDERS NAMED HEREIN

                                       and

                               ABN AMRO BANK N.V.,
                              as Agent for Lenders

                                       and

                         BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION
                                       and
                               NATIONSBANK, N.A.,
                                  as Co-Agents


                                   May 8, 1998

                                TABLE OF CONTENTS


SECTION I.            INTERPRETATION..........................................1

         1.01.    Definitions.................................................1

         1.02.    GAAP.......................................................21

         1.03.    Headings...................................................21

         1.04.    Plural Terms...............................................21

         1.05.    Governing Law..............................................21

         1.06.    English Language...........................................21

         1.07.    Construction...............................................21

         1.08.    Entire Agreement...........................................21

         1.09.    Calculation of Interest and Fees...........................22

         1.10.    References.................................................22

         1.11.    Other Interpretive Provisions..............................22

SECTION II.           CREDIT FACILITIES......................................23

         2.01.    U.S. Facility..............................................23

         2.02.    Japanese Facility..........................................26

         2.03.    Maturity Date Extension....................................28

         2.04.    Fees.......................................................31

         2.05.    Prepayments................................................31

         2.06.    Other Payment Terms........................................32

         2.07.    Loan Accounts; Notes.......................................34

         2.08.    Loan Funding...............................................35

         2.09.    Pro Rata Treatment.........................................36

         2.10.    Change of Circumstances....................................37

         2.11.    Taxes on Payments..........................................39

         2.12.    Funding Loss Indemnification...............................41

         2.13.    Security...................................................42

         2.14.    Replacement of Lenders.....................................43

SECTION III.          CONDITIONS PRECEDENT...................................44

         3.01.    Initial Closing Date Conditions Precedent..................44

         3.02.    Second Closing Date Conditions Precedent...................44

         3.03.    Conditions Precedent to Each Credit Event..................44

         3.04.    Covenant to Deliver........................................45

SECTION IV.           REPRESENTATIONS AND WARRANTIES.........................45

         4.01.    Borrowers' Representations and Warranties..................45

         4.02.    Reaffirmation..............................................49

SECTION V.            COVENANTS..............................................50

         5.01.    Affirmative Covenants......................................50

         5.02.    Negative Covenants.........................................53

         5.03.    Financial Covenants........................................60

SECTION VI.           DEFAULT................................................61

         6.01.    Events of Default..........................................61

         6.02.    Remedies...................................................63

SECTION VII.          THE AGENT AND RELATIONS AMONG LENDERS..................64

         7.01.    Appointment, Powers and Immunities.........................64

         7.02.    Reliance by Agent..........................................64

         7.03.    Defaults...................................................64

         7.04.    Indemnification............................................65

         7.05.    Non-Reliance...............................................65

         7.06.    Resignation or Removal of Agent............................65

         7.07.    Agent in its Individual Capacity...........................66

SECTION VIII.         MISCELLANEOUS..........................................66

         8.01.    Notices....................................................66

         8.02.    Expenses...................................................68

         8.03.    Indemnification............................................68

         8.04.    Waivers; Amendments........................................69

         8.05.    Successors and Assigns.....................................69

         8.06.    Setoff; Security Interest..................................73

         8.07.    No Third Party Rights......................................73

         8.08.    Partial Invalidity.........................................73

         8.09.    Jury Trial.................................................74

         8.10.    Counterparts...............................................74

         8.11.    Borrowers' Liabilities.....................................74

         8.12.    Confidentiality............................................74

         8.13.    Consent to Jurisdiction....................................74

SCHEDULES

  I       Lenders
  II      Pricing Grid
  3.01    Initial Closing Date Conditions Precedent
* 4.01(e) Authorizations
* 4.01(g) Litigation
* 4.01(o) Subsidiaries
* 5.02(a) Existing Indebtedness
* 5.02(b) Existing Liens
* 5.02(d) Potential Acquisitions
* 5.02(e) Existing Investments

  EXHIBITS

* A       Notice of U.S. Borrowing (2.01(b))
* B       Notice of U.S. Borrowing Conversion (2.01(d))
* C       Notice of U.S. Borrowing Interest Period Selection (2.01(e))
* D       Notice of Japanese Borrowing (2.02(b))
* E       Notice of Japanese Borrowing Interest Period Selection (2.02(d))
* F       Extension Request (2.03)
* G       Form of Note (2.07(b))
* H       Subsidiary Guaranty (2.13(a))
* I       Pledge Agreement (2.13(a))
* J       NSE Guaranty (2.13(a))
* K       Assignment Agreement (8.05(c))
* L       Solvency Certificate (Schedule 3.01)


* Schedules and exibits omitted. The omitted schedules and exibits from this filing will be provided upon request

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of May 8, 1998, is entered into by and among:

               (1) NU SKIN ENTERPRISES, INC., a Delaware corporation formerly named Nu Skin Asia Pacific, Inc. ("NSE");

               (2) NU SKIN JAPAN CO., LTD., a Japanese corporation ("NSJ");

               (3) Each of the financial institutions from time to time listed in Schedule I hereto, as amended from time to time (such financial institutions to be referred to herein collectively as "Lenders");

               (4) ABN AMRO BANK N.V., as agent for Lenders (in such capacity, "Agent"); and

               (5) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and NATIONSBANK, N.A., as co-agents (collectively, in such capacity, the "Co-Agents").


                                    RECITALS

         A. NSE and NSJ (collectively, "Borrowers") have requested Lenders to provide certain credit facilities to Borrowers.

         B. Lenders are willing to provide such credit facilities upon the terms and subject to the conditions set forth herein.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:


SECTION I.        INTERPRETATION

1.01. Definitions. Unless otherwise indicated in this Agreement or any other Credit Document, each term set forth below, when used in this Agreement or any other Credit Document, shall have the respective meaning given to that term below or in the provision of this Agreement or other document, instrument or agreement referenced below.

                  "ABN AMRO" shall mean ABN AMRO Bank N.V.

                  "Acquired Entities" shall mean NSI and the other Persons acquired by NSE pursuant to the NSI Acquisition Agreement.

                  "Affiliate" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5%) or more of any class of Equity Securities of such Person or (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; provided, however, that in no case shall Agent or any Lender be deemed to be an Affiliate of either Borrower or any of its Subsidiaries for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent"  shall have the  meaning  given to that term in clause
         (4) of the introductory paragraph hereof.

                  "Agent's Fee Letter" shall mean the letter agreement dated as of March 13, 1998 among Borrowers and Agent.

                  "Agreement" shall mean this Credit Agreement.

                  "Applicable Lending Office" shall mean:

                           (a) With respect to any U.S. Lender and the U.S. Borrowing, (i) in the case of any Base Rate Portion, such Lender's U.S. Lending Office, and (ii) in the case of any LIBOR Portion, such Lender's Euro-Dollar Lending Office; and

                           (b) With respect to any Japanese Lender and the Japanese Borrowing, such Lender's Japanese Lending Office.

                  "Applicable Margin" shall mean, with respect to any Portion of any Borrowing at any time, the per annum margin which is determined pursuant to the Pricing Grid and added to the Base Rate, LIBO Rate or TIBO Rate, as the case may be, for such Portion; provided, however, that each Applicable Margin determined pursuant to the Pricing Grid shall be increased by two percent (2.00%) per annum on the date an Event of Default occurs and shall continue at such increased rate unless and until such Event of Default is cured or waived in accordance with this Agreement. The Applicable Margins shall be determined as provided in the Pricing Grid and may change for each Pricing Period.

                  "Assignee Lender" shall have the meaning given to that term in Subparagraph 8.05(c).

                  "Assignment" shall have the meaning given to that term in Subparagraph 8.05(c).

                  "Assignment Agreement" shall have the meaning given to that term in Subparagraph 8.05(c).

                  "Assignment Effective Date" shall have, with respect to each Assignment Agreement, the meaning set forth therein.

                  "Assignor Lender" shall have the meaning given to that term in Subparagraph 8.05(c).

                  "Base Rate" shall mean, on any day, the greater of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate for such day plus one-half percent (0.50%).

                  "Base Rate Portion" shall mean, at any time, a Portion of the U.S. Borrowing or a U.S. Loan, as the case may be, which then bears interest at a rate specified in clause (i) of Subparagraph 2.01(c).

                  "Borrowers" shall have the meaning given to that term in Recital A.

                  "Borrowing" shall mean the U.S. Borrowing or the Japanese Borrowing.

                  "Business Day" shall mean any day on which commercial banks are not authorized or required to close in San Francisco, California, New York, New York or Salt Lake City, Utah and (a) if such Business Day is related to a LIBOR Portion of the U.S. Borrowing, dealings in Dollar deposits are carried out in the London interbank market and commercial banks are open for business in London or (b) if such Business Day is related to the Japanese Borrowing, dealings in Yen deposits are carried out in the Tokyo interbank market and commercial banks are open for business in Tokyo.

                  "Capital" shall mean, with respect to either Borrower at any time, the sum, determined on a consolidated basis in accordance with GAAP, of the Indebtedness and net worth of such Borrower and its Subsidiaries at such time.

                  "Capital Adequacy Requirement" shall have the meaning given to that term in Subparagraph 2.10(d).

                  "Capital Asset" shall mean, with respect to any Person, any tangible fixed or capital asset owned or leased (in the case of a Capital Lease) by such Person, or any expense incurred by such Person that is required by GAAP to be reported as a non-current asset on such Person's balance sheet.

                  "Capital Expenditures" shall mean, with respect to any Person and any period, all amounts expended by such Person during such period for the acquisition of Capital Assets (including all amounts paid or accrued on Capital Leases and other Indebtedness incurred or assumed to acquire Capital Assets).

                  "Capital Leases" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

                  "Change of Control" shall mean

                           (a) With  respect to NSE, (i) the  acquisition  after
                  the date hereof by any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act")) of (A) beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of forty percent (40%) or more of the outstanding Equity Securities of NSE entitled to vote for members of the board of directors (excluding any such acquisition (1) by Persons who are shareholders of NSE on the date of this Agreement, (2) resulting from the conversion by the current holders of NSE preferred shares of such shares into NSE common shares and (3) resulting from the conversion by the current holders of NSE Class B common shares of such shares into NSE Class A common shares), or (B) all or substantially all of the assets of NSE; or (ii) during any period of twelve (12) consecutive calendar months, individuals who are directors of NSE on the first day of such period ("Initial Directors") and any directors of NSE who are specifically approved by two-thirds of the Initial Directors and previously-approved Directors shall cease to constitute a majority of the Board of Directors of Borrower before the end of such period;

                           (b) With respect to (i) NSJ, Nu Skin Hong Kong, Inc.,
                  Nu Skin Taiwan, Inc. or Nu Skin Korea, Inc. or (ii) any Domestic Subsidiary of NSE that is a Material Subsidiary, NSE shall cease to own directly or indirectly one hundred percent (100%) of the Equity Securities of such Subsidiary; or

                           (c) With  respect to any  Foreign  Subsidiary  of NSE
                  that is a Material Subsidiary, NSE shall cease to own directly or indirectly fifty-one percent (51%) or more of the Equity Securities of such Subsidiary.

                  "Change of Law" shall have the meaning given to that term in Subparagraph 2.10(b).

                  "Closing Date" shall mean the U.S. Closing Date or the Japanese Closing Date.

                  "Co-Agents" shall have the meaning given to that term in clause (5) of the introductory paragraph hereof.

                  "Collateral" shall mean all property in which Agent or any Lender has a Lien to secure the Obligations.

                  "Commitment Fees" shall mean collectively the U.S. Commitment Fees and the Japanese Commitment Fees.

                  "Commitments" shall mean, collectively, the U.S. Commitments and the Japanese Commitments.

                  "Commitment Termination Date" shall mean May 29, 1998.

                  "Compliance Certificate" shall have the meaning given to that term in Subparagraph 5.01(a).

                  "Contingent Obligation" shall mean, with respect to any Person, (a) any Guaranty Obligation of that Person; and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person (i) in respect of any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments, (ii) as a partner or joint venturer in any partnership or joint venture, (iii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or
         (iv) in respect to any Rate Contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to item (b)(iv) of this definition be marked to market on a current basis.

                  "Contractual Obligation" of any Person shall mean, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.
                  "Credit Documents" shall mean and include this Agreement, the Notes ,the Security Documents and the Agent's Fee Letter; all other documents, instruments and agreements delivered to Agent or any Lender pursuant to Section III; and all other documents, instruments and agreements delivered by either Borrower or any of its Subsidiaries to Agent or any Lender in connection with this Agreement on or after the date of this Agreement.

                  "Credit Event" shall mean the making of any Loan; the conversion of any Portion of the U.S. Borrowing into a LIBOR Portion; the selection of a new Interest Period for any LIBOR Portion of the U.S. Borrowing; or the selection of a new Interest Period exceeding one
         (1) month for the Japanese Borrowing.

                  "Debt/EBITDA   Ratio"  shall  mean,  with  respect  to  either
         Borrower for any period, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                           (a) The total  Indebtedness  of such Borrower and its
                  Subsidiaries on the last day of such period (excluding, in the case of NSJ, Indebtedness of NSJ and its Subsidiaries to NSE and NSE's other Subsidiaries);

                                       to

                           (b) The EBITDA of such Borrower and its  Subsidiaries
                  for such period.

                  "Default" shall mean an Event of Default or any event or circumstance not yet constituting an Event of Default which, with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

                  "Defaulting Lender" shall mean a Lender which has failed to fund its portion of any Borrowing which it is required to fund under this Agreement and has continued in such failure for three (3) Business Days after written notice from Agent.

                  "Dollar Equivalent" shall mean , as to any amount denominated in Yen as of any date of determination, the equivalent amount in Dollars as determined by Agent on the basis of the Telegraphic Transfer Mid Rate quoted by Bank of Tokyo Mitsubishi at or about 10:00 a.m. (Tokyo time) on such date.

                  "Dollars" and "$" shall mean the lawful currency of the United States of America and, in relation to any payment under this Agreement, same day or immediately available funds.

                  "Domestic Lending Office" shall mean, with respect to any U.S. Lender and the U.S. Borrowing, (a) initially, its office designated as such in Part B of Schedule I (or, in the case of any U.S. Lender which becomes a U.S. Lender by an assignment pursuant to Subparagraph 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such U.S. Lender may designate to Agent as the office at which such Lender's Base Rate Portion will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Lender's Base Rate Portion will thereafter be made.

                  "Domestic Subsidiary" shall mean, at any time, each Subsidiary of NSE (a) which is created or organized in the United States or under the law of the United States or any state thereof or any territory thereof, (b) which was included as a member of NSE's affiliated group in NSE's most recent consolidated United States federal income tax return, or (c) the earnings of which were includible in the taxable income of NSE or any other Domestic Subsidiary (to the extent of NSE's and/or such other Domestic Subsidiary's ownership interest of such Subsidiary) in NSE's most recent consolidated United States federal income tax return.

                  "EBITDA" shall mean, with respect to either Borrower for any period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

                           (a) The net income or net loss of such  Borrower  and
                  its Subsidiaries for such period before provision for income taxes;

                                      plus

                           (b) The sum (to the extent  deducted  in  calculating
                  net income or loss in clause (a) above) of (i) all Interest Expenses of such Borrower and its Subsidiaries accruing during such period and (ii) all depreciation and amortization expenses of such Borrower and its Subsidiaries accruing during such period.

                  "Eligible Assignee" shall mean a commercial bank having a combined capital and surplus of at least $100,000,000 that is acting through a branch or agency located in (a) the United States, in the case of a potential Assignee Lender that is to become a U.S. Lender or
         (b) Japan, in the case of a potential Assignee Lender that is to become a Japanese Lender.

                  "Employee Benefit Plan" shall mean any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by NSE or any ERISA Affiliate, other than a Multiemployer Plan.

                  "Environmental Laws" shall mean the all Governmental Rules relating to the protection of human health and the environment, including all Governmental Rules pertaining to the reporting, licensing, permitting, transportation, storage, disposal, investigation or remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of Hazardous Materials.

                  "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.

                  "ERISA Affiliate" shall mean any Person which is treated as a single employer with NSE under Section 414 of the IRC.

                  "Euro-Dollar Lending Office" shall mean, with respect to any U.S. Lender and the U.S. Borrowing, (a) initially, such Lender's office designated as such in Part B of Schedule I (or, in the case of any U.S. Lender which becomes a U.S. Lender by an assignment pursuant to Subparagraph 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Lender may designate to Agent as the office at which such Lender's LIBOR Portions will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Lender's LIBOR Portions will thereafter be made.

                  "Event of Default" shall have the meaning given to that term in Paragraph 6.01.

                  "Extension Request" shall have the meaning given to that term in Paragraph 2.03.

                  "Facility" shall mean the U.S. Facility or Japanese Facility.

                  "Federal Funds Rate" shall mean, for any day, the rate per annum set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor publication, "H.15 (519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day, such rate is not yet published in H.15 (519), the rate for such day shall be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate". If on any relevant day, such rate is not yet published in either H.15 (519) or the Composite 3:30 p.m. Quotations, the rate for such day shall be the arithmetic means, as determined by Agent, of the rates quoted to Agent for such day by three (3) Federal funds brokers of recognized standing selected by Agent for overnight federal funds transactions.

                  "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

                  "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

                  "Fixed Charge Coverage Ratio" shall mean, with respect to either Borrower for any period, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                           (a) EBITDA of such Borrower and its  Subsidiaries for
                  such period;

                                       to

                           (b) The sum of (i) all Interest Expenses of such Borrower and its Subsidiaries for such period, plus (ii) the current portion of the long-term Indebtedness of such Borrower and its Subsidiaries for such period (excluding, in the case of NSJ, long-term Indebtedness of NSJ and its Subsidiaries to NSE and NSE's other Subsidiaries), plus, in the case of NSE and its Subsidiaries only, (iii) all dividends paid by NSE and its Subsidiaries (other than dividends paid to NSE) during such period and (iv) the amount of the NSI Contingent Payments paid by NSE during such period.

                  "Foreign Plan" shall mean any employee benefit plan maintained by NSE, NSJ or any of their Subsidiaries which is mandated or governed by any Governmental Rule of any Governmental Authority other than the United States.

                  "Foreign Subsidiary" shall mean each Subsidiary of NSE which is not a Domestic Subsidiary.

                  "GAAP" shall mean generally accepted accounting principles and practices as in effect in the United States of America from time to time, consistently applied.

                  "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

                  "Governmental Charges" shall mean, with respect to any Person, all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its property or otherwise payable by such Person.

                  "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

                  "Guaranty" shall mean the Subsidiary Guaranty or NSE Guaranty.

                  "Guaranty Obligation" shall mean, with respect to any Person, any direct or indirect liability of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or
         (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

                  "Hazardous Materials" shall mean all pollutants, contaminants and other materials, substances and wastes which are hazardous, toxic, caustic, harmful or dangerous to human health or the environment, including petroleum and petroleum and petroleum products and byproducts, radioactive materials, asbestos and polychlorinated biphenyls.

                  "Indebtedness" of any Person shall mean, without duplication:

                           (a) All  obligations  of  such  Person  evidenced  by
                  notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

                           (b) All  obligations  of such Person for the deferred
                  purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price, obligations under "synthetic" leases and, in the case of NSE, the obligation of NSE to make the NSI Contingent Payments);
                           (c) All obligations of such Person under  conditional
                  sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property);

                           (d) All obligations of such Person as lessee under or
                  with respect to Capital Leases;

                           (e) All  obligations  of such Person,  contingent  or
                  otherwise, under or with respect to Surety Instruments;

                           (f) All  obligations  of such Person,  contingent  or
                  otherwise, under or with respect to Rate Contracts;

                           (g) All  Guaranty  Obligations  of such  Person  with
                  respect to the obligations of other Persons of the types described in clauses (a) - (f) above and all other Contingent Obligations of such Person; and

                           (h) All  obligations  of other  Persons  of the types
                  described in clauses (a) - (f) above to the extent secured by (or for which any holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien in any property (including accounts and contract rights) of such Person, even though such Person has not assumed or become liable for the payment of such obligations.

                  "Initial Closing Date" shall mean the earlier of the U.S. Closing Date and the Japanese Closing Date. (If the U.S. Closing Date and the Japanese Closing Date are the same date, the Initial Closing Date and the Second Closing Date shall be the same date.)

                  "Interest Expenses" shall mean, with respect to any Person for any period, the sum, determined on a consolidated basis in accordance with GAAP, of (a) all interest paid, accrued or scheduled for payment on the Indebtedness of such Person during such period (including interest attributable to Capital Leases) plus (b) all fees in respect of outstanding letters of credit paid, accrued or scheduled for payment by such Person during such period.

                  "Interest Period" shall mean:

                           (a) With respect to any LIBOR Portion, the time period selected by NSE pursuant to Subparagraph 2.01(b) or Subparagraph 2.01(d) which commences on the U.S. Closing Date or the effective date of any conversion and ends on the last day of such time period, and thereafter, each subsequent time period selected by NSE pursuant to Subparagraph 2.01(e) which commences on the last day of the immediately preceding time period and ends on the last day of that time period; and

                           (b) With respect to the Japanese Borrowing,  the time
                  period selected by NSJ pursuant to Subparagraph 2.02(b) which commences on the Japanese Closing Date and ends on the last day of such time period, and thereafter, each subsequent time period selected by NSJ pursuant to Subparagraph 2.02(d) which commences on the last day of the immediately preceding time period and ends on the last day of that time period.

                  "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including any Guaranty Obligations of such Person and any indebtedness of such Person of the type described in clause (h) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include (a) accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales of inventory in the ordinary course of such Person's business or (b) prepaid expenses of such Person incurred and prepaid in the ordinary course of business.

                  "IRC" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Japanese Borrowing" shall mean the borrowing consisting of the Japanese Loans made by the Japanese Lenders on the Japanese Closing Date. Any reference to the Japanese Borrowing shall include the Japanese Loans.

                  "Japanese Closing Date" shall mean the date designated by NSJ in the Notice of Japanese Borrowing as the date on which the Japanese Borrowing is to occur.

                  "Japanese Commitment" shall mean, with respect to each Lender, the Yen Equivalent on the day four (4) Business Days prior to the Japanese Closing Date of the Dollar amount set forth under the caption "Japanese Commitment" opposite such Lender's name on Part A of Schedule I, or, if changed, such Dollar amount as may be set forth for such Lender in the Register.

                  "Japanese Commitment Fees" shall have the meaning given to that term in Subparagraph 2.04(b).

                  "Japanese Facility" shall mean the Japanese Yen facility provided to NSJ pursuant to Paragraph 2.02.

                  "Japanese Lender" shall mean (a) prior to the Japanese Closing Date, a Lender having a Japanese Commitment and (b) thereafter, a Lender having a Japanese Loan.

                  "Japanese Lending Office" shall mean, with respect to any Japanese Lender and the Japanese Borrowing, (a) initially, such Lender's office designated as such in Part B of Schedule I (or, in the case of any Japanese Lender which becomes a Japanese Lender by an assignment pursuant to Subparagraph 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Lender may designate to Agent as the office at which such Lender's Japanese Loan will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Lender's Japanese Loan will thereafter be made.

                  "Japanese Loan" shall have the meaning given to that term in Subparagraph 2.02(a).

                  "Lenders"  shall have the meaning given to that term in clause
         (3) of the introductory paragraph hereof.

                  "Leverage Ratio" shall mean, with respect to either Borrower at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                           (a) The total  Indebtedness  of such Borrower and its
                  Subsidiaries at such time (excluding, in the case of NSJ, Indebtedness of NSJ and its Subsidiaries to NSE and NSE's other Subsidiaries);

                                       to

                           (b) The total Capital of such Borrower and its Subsidiaries at such time.

                  "LIBO Rate" shall mean, with respect to any Interest Period for any LIBOR Portion of the U.S. Borrowing, a rate per annum equal to the quotient (rounded upward if necessary to the nearest 1/100 of one percent) of (a) the arithmetic mean (rounded upward if necessary to the nearest 1/16 of one percent) of the rates per annum appearing on Telerate Page 3750 (or any successor publication) on the second Business Day prior to the first day of such Interest Period at or about

         11:00 A.M. (London time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period, divided by (b) one minus the Reserve Requirement for such Portion in effect from time to time. If for any reason rates are not available as provided in clause (a) of the preceding sentence, the rate to be used in clause (a) shall be, at the Agent's discretion, (i) the rate per annum at which Dollar deposits are offered to Agent in the London interbank market or (ii) the rate at which Dollar deposits are offered to Agent in, or by Agent to major banks in, any offshore interbank market selected by Agent, in each case on the second Business Day prior to the commencement of such Interest Period at or about 10:00 A.M. (New York time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period and in an amount approximately equal to the amount of the Portion to be made or funded by Agent as part of the U.S. Borrowing. The LIBO Rate shall be adjusted automatically as to all LIBOR Portions of the U.S. Borrowing then outstanding as of the effective date of any change in the Reserve Requirement.

                  "LIBOR Portion" shall mean, at any time, a Portion of the U.S. Borrowing or a U.S. Loan, as the case may be, which then bears interest at a rate specified in clause (ii) of Subparagraph 2.01(c).

                  "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, Capital Lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

                  "Loan" shall mean a U.S. Loan or Japanese Loan.

                  "Loan Account" shall have the meaning given to that term in Subparagraph 2.07(a).

                  "Margin Stock" shall have the meaning given to that term in Regulation U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

                  "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations or financial or other condition of either Borrower and its Subsidiaries, taken as a whole; (b) the ability of either Borrower to pay or perform the Obligations in accordance with the terms of this Agreement and the other Credit Documents; (c) the rights and remedies of Agent or any Lender under this Agreement, the other Credit Documents or any related document, instrument or agreement; or (d) the value of the Collateral, Agent's or any Lender's security interest in the Collateral or the perfection or priority of such security interests.

                  "Material  Domestic   Subsidiary"  shall  mean  each  Domestic
         Subsidiary of NSE that also is a Material Subsidiary.

                  "Material   Foreign   Subsidiary"   shall  mean  each  Foreign
         Subsidiary of NSE that also is a Material Subsidiary.

                  "Material Subsidiaries" shall mean, at any time, (a) NSJ; NSI; Nu Skin Hong Kong, Inc., a Utah corporation; Nu Skin Taiwan, Inc., a Utah corporation; and Nu Skin Korea, Inc., a South Korean corporation; and (b) each other Subsidiary of NSE which had revenues during the immediately preceding fiscal year equal to or greater than three percent (3.0%) of the consolidated total revenues of NSE and all of its Subsidiaries during such year.

                  "maturity" shall mean, with respect to any Loan, interest, fee or other amount payable by either Borrower under this Agreement or the other Credit Documents, the date such Loan, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

                  "Maturity Date" shall mean March 31, 2001 (or, if extended pursuant to Paragraph 2.03, the date to which so extended).

                  "Multiemployer Plan" shall mean any multiemployer plan within the meaning of section 3(37) of ERISA maintained or contributed to by NSE or any ERISA Affiliate.

                  "Net Proceeds" shall mean, with respect to any sale or issuance of any Equity Security by any Person, the aggregate consideration received by such Person from such sale or issuance less the sum of the actual amount of the reasonable fees and commissions payable to Persons other than such Person or any Affiliate of such Person, the reasonable legal expenses and the other reasonable costs and expenses directly related to such sale or issuance that are to be paid by such Person.

                  "Note"   shall  have  the  meaning   given  to  that  term  in
         Subparagraph 2.07(b).

                  "Notice of Borrowing" shall mean the Notice of U.S. Borrowing or Notice of Japanese Borrowing.

                  "Notice of Interest Period Selection" shall mean a Notice of U.S. Borrowing Interest Period Selection or Japanese Borrowing Interest Period Selection

                  "Notice of Japanese Borrowing" shall have the meaning given to that term in Subparagraph 2.02(b).

                  "Notice of Japanese Borrowing Interest Period Selection" shall have the meaning given to that term in Subparagraph 2.02(d).

                  "Notice of U.S. Borrowing" shall have the meaning given to that term in Subparagraph 2.01(b).

                  "Notice of U.S. Borrowing Conversion" shall have the meaning given to that term in Subparagraph 2.01(d).

                  "Notice of U.S. Borrowing Interest Period Selection" shall have the meaning given to that term in Subparagraph 2.01(e).

                  "NSE" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

                  "NSE Guaranty" shall have the meaning given to that term in Subparagraph 2.13(a).

                  "NSI"  shall  mean  Nu  Skin   International,   Inc.,  a  Utah
         corporation.

                  "NSI Acquisition" shall mean the acquisition by NSE of all of the issued and outstanding common stock of the Acquired Entities pursuant to the NSI Acquisition Agreement.

                  "NSI Acquisition Agreement" shall mean the Stock Acquisition Agreement dated as of February 27, 1998 among NSE and the stockholders of the Acquired Entities.

                  "NSI Acquisition Documents" shall mean the NSI Acquisition Agreement; the Contribution and Distribution Agreement dated as of December 31, 1997 between NSI and NSUSA; the Tax Sharing and Indemnification Agreement dated as of December 31, 1997 among NSI, NSUSA and the shareholders of NSI and NSUSA; the Assumption of Liabilities and Indemnification Agreement dated as of December 31, 1997 between NSI and NSUSA; and all other documents, instruments and
         agreements   delivered  to  or  by  NSI  in  connection  with  the  NSI
         Acquisition.

                  "NSI Contingent Payments" shall mean the portion of the consideration for the NSI Acquisition payable by NSE to the stockholders of the Acquired Entities pursuant to Section 2.04 of the NSI Acquisition Agreement that is contingent upon certain performance tests for NSE and NSI.

                  "NSJ" shall have the meaning given to that term in clause (2) of the introductory paragraph hereof.

                  "NSUSA" shall mean Nu Skin USA, Inc., a Delaware corporation.

                  "Obligations" shall mean and include all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by either Borrower individually or both Borrowers jointly and severally to Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or any of the other Credit Documents, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrowers or payable by Borrowers thereunder.

                  "Original Dollar Equivalent" shall mean, as to the Japanese Borrowing, any Japanese Loan or any principal portion thereof, the Dollar Equivalent on the Japanese Closing Date of the Yen amount of such Borrowing, Loan or portion.

                  "Overnight Rate" shall mean, for any amount payable in Yen on any day, the per annum interest rate at which overnight deposits in Yen in an amount approximately equal to such amount would be offered for such day by ABN AMRO's Japanese Lending Office to major banks in the Tokyo interbank market.

                  "Participant" shall have the meaning given to that term in Subparagraph 8.05(b).

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

                  "Permitted Indebtedness" shall have the meaning given to that term in Subparagraph 5.02(a).

                  "Permitted Liens" shall have the meaning given to that term in Subparagraph 5.02(b).

                  "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a Governmental Authority.

                  "Pledge Agreement" shall have the meaning given to that term in Subparagraph 2.13(a).

                  "Portion" shall mean a portion of the principal amount of a Borrowing or a Loan. Each Borrowing shall consist of one or more Portions, and each Loan comprising such Borrowing shall consist of the same number of Portions, with each such Loan Portion corresponding pro rata to a Borrowing Portion. Any reference to a Portion of either
         Borrowing shall include the corresponding Portion of each Loan comprising such Borrowing.

                  "Pricing Grid" shall mean Schedule II.

                  "Pricing Period" shall mean (a) the period commencing on the date of this Agreement and ending on September 30, 1998 and (b) each consecutive calendar quarter thereafter which commences on the day following the last day of the immediately preceding calendar quarter and ends on the last day of that calendar quarter.

                  "Prime Rate" shall mean the per annum rate publicly announced by ABN AMRO from time to time at its Chicago office. The Prime Rate is determined by ABN AMRO from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by ABN AMRO at any given time for any particular class of customers or credit extensions. Any change in the Base Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

                  "Proportionate Share" shall mean:

                           (a) With respect to any U.S. Lender and the U.S. Borrowing at any time, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) such Lender's U.S. Commitment to the Total U.S. Commitment at any time on or prior to the U.S. Closing Date or
                  (ii) the principal amount of such Lender's U.S. Loan to the aggregate principal amount of the U.S. Borrowing at any time after the U.S. Closing Date;

                           (b) With respect to any Japanese  Lender and Japanese
                  Borrowing at any time, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) such Lender's Japanese Commitment to the Total Japanese Commitment at any time on or prior to the Japanese Closing Date or (ii) the principal amount of such Lender's Japanese Loan to the aggregate principal amount of the Japanese Borrowing at any time after the Japanese Closing Date; and

                           (c) With  respect to any  Lender at any time  without
                  reference to a particular Borrowing, the ratio (expressed as a percentage rounded to the eighth digit to the right of the decimal point) of (i) the sum of such Lender's U.S. Commitment and the Dollar Equivalent of such Lender's Japanese Commitment to the sum of the Total U.S. Commitment and the Dollar Equivalent of the Total Japanese Commitment at any time on or prior to the Initial Closing Date, (ii) the weighted average of the sums determined for such Lender pursuant to clauses (a) and (b) above during the period between the Initial Closing Date and the Second Closing Date or (iii) the sum of the principal amount of such Lender's U.S. Loan and the Original Dollar Equivalent of the principal amount of such Lender's Japanese Loan to the sum of the aggregate principal amount of the U.S. Borrowing and the Original Dollar Equivalent of the aggregate principal amount of the Japanese Borrowing at any time after the Second Closing Date.

                  "Rate Contracts" shall mean swap agreements (as that term is defined in Section 101 of the Federal Bankruptcy Reform Act of 1978, as amended) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

                  "Register" shall have the meaning given to that term in Subparagraph 8.05(d).

                  "Reportable Event" shall have the meaning given to that term in ERISA and applicable regulations thereunder.

                  "Required Lenders" shall mean, at any time, Lenders whose Proportionate Shares equal or exceed fifty-one percent (51%).

                  "Requirement of Law" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person or (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Reserve Requirement" shall mean (a) with respect to any day in an Interest Period for a LIBOR Portion of the U.S. Borrowing, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurodollar funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System or (b) with respect to any day in an Interest Period for any Portion of the Japanese Borrowing, the aggregate of the reserve requirement rates, if any (expressed as a decimal), in effect on such day for Yen funding in Tokyo maintained by commercial banks in Tokyo. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on any Lender by any Governmental Authority.

                  "Scheduled Payment Date" shall mean March 31, 1999, March 31, 2000 and the Maturity Date (or, if the Maturity Date is extended pursuant to Paragraph 2.03, March 31, 1999, March 31, 2000, March 31, 2001, March 31, 2002 and the Maturity Date, as so extended).

                  "Second Closing Date" shall mean the later of the U.S. Closing Date and the Japanese Closing Date. (If the U.S. Closing Date and the Japanese Closing Date are the same date, the Initial Closing Date and the Second Closing Date shall be the same date.)

                  "Security   Documents"  shall  mean  and  include  the  Pledge
         Agreement, the Guaranties and all other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) delivered to Agent or any Lender in connection with any Collateral or to secure the Obligations.

                  "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including contingent, subordinated, matured and unliquidated liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is greater than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged or about to engage in business or transactions for which such Person's property would constitute an unreasonably small capital.

                  "Subsidiary" of any Person shall mean (a) any corporation of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries, (b) any partnership, joint venture, limited liability company or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries or (c) any other Person included in the Financial Statements of such Person on a consolidated basis. (All references in this Agreement and the other Credit Documents to Subsidiaries of NSE shall, unless otherwise indicated, include NSJ and its Subsidiaries.)

                  "Subsidiary Guaranty" shall have the meaning given to that term in Subparagraph 2.13(a).

                  "Surety   Instruments"   shall  mean  all  letters  of  credit
         (including  standby  and  commercial),   banker's   acceptances,   bank
         guaranties, shipside bonds, surety bonds and similar instruments.

                  "Tangible Net Worth" shall mean, with respect to NSE or NSJ at any time, the remainder at such time, determined on a consolidated basis in accordance with GAAP, of (a) the total assets of such Borrower and its Subsidiaries at such time, minus (b) the sum (without limitation and without duplication of deductions) of (i) the total liabilities of such Borrower and its Subsidiaries at such time, (ii) all reserves of such Borrower and its Subsidiaries at such time for anticipated losses and expenses (to the extent not deducted in calculating total assets in clause (a) above) and (iii) all intangible assets of such Borrower and its Subsidiaries at such time (to the extent included in calculating total assets in clause (a) above), including goodwill (including any amounts, however designated on the balance sheet, representing the cost of acquisition of businesses and investments in excess of underlying tangible assets), trademarks, trademark rights, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt discount, marketing expenses, organizational expenses, non-compete agreements and deferred research and development.

                  "Taxes"   shall  have  the  meaning  given  to  such  term  in
         Subparagraph 2.11(a).

                  "TIBO Rate" shall mean, with respect to any Interest Period for any Portion of the Japanese Borrowing, a rate per annum equal to the quotient (rounded upward if necessary to the nearest 1/100 of one percent) of (a) the rate per annum appearing on the Reuter Screen TIBM Page (All Banks Average) (or any successor publication) on the second Business Day prior to the first day of such Interest Period at or about 11:00 A.M. (Tokyo time) (for delivery on the first day of such Interest Period) in an amount substantially equal to the corresponding Portion of Agent's Japanese Loan and for a term comparable to such Interest Period, divided by (b) one minus the Reserve Requirement for such Portion in effect from time to time. If for any reason rates are not available as provided in clause (a) of the preceding sentence, the rate to be used in clause (a) shall be, at the Agent's discretion, (i) the rate per annum at which Yen deposits are offered to Agent in the Tokyo interbank market or (ii) the rate at which Yen deposits are offered to Agent in, or by Agent to major banks in, any offshore interbank market selected by Agent, in each case on the second Business Day prior to the commencement of such Interest Period at or about 11:00 A.M. (Tokyo time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period and in an amount approximately equal to the amount of the Portion to be made or funded by Agent as part of the Japanese Borrowing. The TIBO Rate shall be adjusted automatically as to all Portions of the Japanese Borrowing then outstanding as of the effective date of any change in the Reserve Requirement.

                  "Total Commitment" shall mean One-Hundred Eighty Million Dollars ($180,000,000).

                  "Total Japanese Commitment" shall mean the Yen Equivalent on the day four (4) Business Days prior to the Japanese Closing Date of Seventy Million Dollars ($70,000,000).

                  "Total U.S. Commitment" shall mean One-Hundred Ten Million Dollars ($110,000,000).

                  "Type" shall mean, with respect to any Loan, Borrowing or Portion at any time, the classification of such Loan, Borrowing or Portion by the type of interest rate it then bears, whether an interest rate based upon the Base Rate, the LIBO Rate or the TIBO Rate.

                  "U.S. Borrowing" shall mean the borrowing consisting of the U.S. Loans made by the U.S. Lenders on the U.S. Closing Date. Any reference to the U.S. Borrowing shall include the U.S. Loans.

                  "U.S. Closing Date" shall mean the date designated by NSE in the Notice of U.S. Borrowing as the date on which the U.S. Borrowing is to occur.

                  "U.S. Commitment" shall mean, with respect to each Lender, the Dollar amount set forth under the caption "U.S. Commitment" opposite such Lender's name on Part A of Schedule I, or, if changed, such Dollar amount as may be set forth for such Lender in the Register.

                  "U.S. Commitment Fees" shall have the meaning given to that term in Subparagraph 2.04(b).

                  "U.S. Facility" shall mean the U.S. Dollar facility provided to NSE pursuant to Paragraph 2.01.

                  "U.S. Lender" shall mean (a) prior to the U.S. Closing Date, a Lender having a U.S. Commitment and (b) thereafter, a Lender having a U.S. Loan.

                  "U.S. Loan" shall have the meaning given to that term in Subparagraph 2.01(a).

                  "Yen" and "(Y)"  shall mean the lawful  currency of Japan and,
         in  relation  to  any  payment  under  this  Agreement,   same  day  or
         immediately available funds.

                  "Yen Equivalent" shall mean, as to any amount denominated in Dollars as of any date of determination, the equivalent amount in Yen as determined by Agent on the basis of the Telegraphic Transfer Mid Rate quoted by Bank of Tokyo Mitsubishi at or about 10:00 a.m. (Tokyo time) on such date.

1.02.  . Unless  otherwise  indicated  in this  Agreement  or any  other  Credit
Document, all accounting terms used in this Agreement or any other Credit Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP. If GAAP changes during the term of this Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, Borrowers, Lenders and Agent agree to negotiate in good faith to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until Borrowers, Lenders and Agent so amend this Agreement, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

1.03. Headings. Headings in this Agreement and each of the other Credit Documents are for convenience of reference only and are not part of the substance hereof or thereof.

1.04. Plural Terms. All terms defined in this Agreement or any other Credit Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

1.05. Governing Law. Unless otherwise expressly provided in any Credit Document, this Agreement and each of the other Credit Documents shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

1.06. . This Agreement and the other Credit Documents are executed and shall be construed in the English language. All instruments, agreements, certificates, opinions and other documents to be furnished or communications to be given or made under this Agreement or any other Credit Document shall be in the English language, except that NSJ may deliver the Japanese language version of (a) any NSJ corporate document initially prepared in the ordinary course of its business in the Japanese language or (b) any certificate or other document prepared by a Japanese Governmental Authority in the Japanese language, provided that, in each such case, the Japanese language version of such document is delivered along with an English language translation thereof which shall be binding upon Borrowers.

1.07. Construction. This Agreement is the result of negotiations among, and has been reviewed by, Borrowers, each Lender, Agent and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against either Borrower, any Lender or Agent.

1.08. Entire Agreement. This Agreement and each of the other Credit Documents, taken together, constitute and contain the entire agreement of Borrowers, Lenders and Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof (excluding the Agent's Fee Letter but including the commitment letter dated as of March 13, 1998 among Borrowers and ABN AMRO).

1.09. Calculation of Interest and Fees. All calculations of interest and fees under this Agreement and the other Credit Documents for any period (a) shall include the first day of such period and exclude the last day of such period and
(b) shall be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period any Loan or Portion bears interest based upon the Prime Rate, such interest shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

1.10.    References.

                  (a) References in this Agreement to "Recitals," "Sections," "Paragraphs," "Subparagraphs," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, exhibits and schedules therein and thereto unless otherwise indicated.

                  (b) References in this Agreement or any other Credit Document to any document, instrument or agreement (i) shall include all exhibits, schedules and other attachments thereto, (ii) shall include all documents, instruments or agreements issued or executed in replacement thereof if such replacement is permitted hereby, and (iii) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time if such amendment, modification or supplement is permitted hereby.

                  (c) References in this Agreement or any other Credit Document to any Governmental Rule (i) shall include any successor Governmental Rule, (ii) shall include all rules and regulations promulgated under such Governmental Rule (or any successor Governmental Rule), and (iii) shall mean such Governmental Rule (or successor Governmental Rule) and such rules and regulations, as amended, modified, codified or reenacted from time to time and in effect at any given time.

                  (d) References in this Agreement or any other Credit Document to any Person in a particular capacity (i) shall include any permitted successors to and assigns of such Person in that capacity and (ii) shall exclude such Person individually or in any other capacity.

1.11. Other Interpretive Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Credit Document shall refer to this Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Credit Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Credit Document shall not be construed to be limiting or exclusive. In the event of any inconsistency between the terms of this Agreement and the terms of any other Credit Document, the terms of this Agreement shall govern.

SECTION II.       CREDIT FACILITIES.

2.01.    U.S. Facility.

                  (a) Availability. Subject to the terms and conditions of this Agreement, each U.S. Lender severally agrees to advance to NSE in a single advance on or prior to the Commitment Termination Date a term loan in Dollars under this Paragraph 2.01 (individually, a "U.S. Loan"); provided, however, that:

                           (i) The  principal  amount  of the U.S.  Loan made by
                  each U.S. Lender shall not exceed its U.S. Commitment on such date; and

                           (ii) The aggregate principal amount of the U.S. Borrowing shall not exceed the Total U.S. Commitment.

         The U.S. Loans shall be made on a pro rata basis by U.S. Lenders in accordance with their respective U.S. Commitments. NSE may not reborrow the principal amount of a U.S. Loan after repayment or prepayment thereof.

                  (b) Notice of Borrowing. NSE shall request the U.S. Borrowing by delivering to Agent an irrevocable written notice in the form of Exhibit A, appropriately completed (a "Notice of U.S. Borrowing"), which specifies, among other things:

                           (i) The principal amount of the U.S. Borrowing, which
                  shall be in the minimum amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof;

                           (ii) (A) The Portion of the U.S.  Borrowing  which is
                  to be a Base Rate Portion and (B) the Portion(s) of the U.S. Borrowing which is (are) to be a LIBOR Portion(s);

                           (iii) If any Portion of the U.S. Borrowing is initially to be a LIBOR Portion, the initial Interest Period selected by NSE for each such Portion in accordance with Subparagraph 2.02(e); and

                           (iv) The U.S. Closing Date, which shall be a Business
                  Day not later than the Commitment Termination Date;

         NSE shall give the Notice of U.S. Borrowing to Agent at least three (3) Business Days before the U.S. Closing Date if any Portion of the U.S. Borrowing is initially to be a LIBOR Portion and at least one (1) Business Day before the U.S. Closing Date if the only Portion of the U.S. Borrowing is initially to be a Base Rate Portion. The Notice of U.S. Borrowing shall be delivered by first-class mail or facsimile to Agent at the office or facsimile number and during the hours specified in Paragraph 8.01; provided, however, that NSE shall promptly deliver to Agent the original of the Notice of U.S. Borrowing if initially delivered by facsimile. Agent shall promptly notify each U.S. Lender of the contents of the Notice of U.S. Borrowing.

                  (c) Interest Rates. NSE shall pay interest on the unpaid principal amount of each U.S. Loan from the date of such U.S. Loan until the maturity thereof, at the following rates per annum:

                           (i) During  such  periods as any Portion of such U.S.
                  Loan is a Base Rate Portion, at a rate per annum on such Portion equal to the Base Rate plus the Applicable Margin therefor, such rate to change from time to time as the Applicable Margin or Base Rate shall change; and

                           (ii) During such  periods as any Portion of such U.S.
                  Loan is a LIBOR Portion, at a rate per annum on such Portion equal at all times during each Interest Period for such Portion to the LIBO Rate for such Interest Period plus the Applicable Margin therefor, such rate to change from time to time as the Applicable Margin shall change.

         Each Base Rate Portion of the U.S. Borrowing shall be in a minimum amount of $5,000,000 or an integral multiple of $500,000 in excess thereof and each LIBOR Portion of the U.S. Borrowing shall be in a minimum amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof. The number of LIBOR Portions in the U.S. Borrowing shall not exceed four (4) at any time.

                  (d) Conversion of Portions. NSE may convert any Portion of the U.S. Borrowing from one Type of Portion to another Type; provided, however, that any conversion of a LIBOR Portion into a Base Rate Portion shall be made on, and only on, the last day of an Interest Period for such LIBOR Portion. NSE shall request such a conversion by an irrevocable written notice to Agent in the form of Exhibit B, appropriately completed (a "Notice of U.S. Borrowing Conversion"), which specifies, among other things:

                           (i) The Portion of the U.S.  Borrowing which is to be
                  converted;

                           (ii) The amount and Type of each  Portion of the U.S.
                  Borrowing into which it is to be converted;

                           (iii) If any Portion of the U.S.  Borrowing  is to be
                  converted into a LIBOR Portion, the initial Interest Period selected by NSE for such Portion in accordance with Subparagraph 2.01(e); and

                           (iv) The date of the requested conversion, which shall be a Business Day.

         NSE shall give each Notice of U.S. Borrowing Conversion to Agent at least three (3) Business Days before the date of the requested conversion. Each Notice of U.S. Borrowing Conversion shall be delivered by first-class mail or facsimile to Agent at the office or to the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that NSE shall promptly deliver to Agent the original of any Notice of U.S. Borrowing Conversion initially delivered by facsimile. Agent shall promptly notify each U.S. Lender of the contents of each Notice of U.S. Borrowing Conversion.

                  (e)      LIBOR Portion Interest Periods.

                           (i) The initial and each  subsequent  Interest Period
                  selected by NSE for a LIBOR Portion of the U.S. Borrowing shall be one (1), two (2), three (3) or six (6) months; provided, however, that (A) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; (C) no Interest Period shall end after a Scheduled Payment Date unless, after giving effect to such Interest Period, the aggregate principal amount of the Base Rate Portion and all LIBOR Portions having Interest Periods ending on or prior to such Scheduled Payment Date equals or exceeds the principal payment due on such Scheduled Payment Date; and (D) no Interest Period shall end after the Maturity Date.

                           (ii) NSE shall notify Agent by an irrevocable written
                  notice in the form of Exhibit C, appropriately completed (a "Notice of U.S. Borrowing Interest Period Selection"), at least three (3) Business Days prior to the last day of each Interest Period for each LIBOR Portion of the U.S. Borrowing of the Interest Period selected by NSE for the next succeeding Interest Period for such Portion. Each Notice of U.S. Borrowing Interest Period Selection shall be given to Agent by first-class mail or facsimile to the office or the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that NSE shall promptly deliver to Agent the original of any Notice of U.S. Borrowing Interest Period Selection initially delivered by facsimile. If NSE fails to notify Agent of the next Interest Period for any LIBOR Portion of the U.S. Borrowing in accordance with this Subparagraph 2.01(e), such Portion shall automatically convert to a Base Rate Portion on the last day of the current Interest Period therefor.

                  (f) Scheduled Payments. Unless the Maturity Date is extended pursuant to Paragraph 2.03, NSE shall repay the principal amount of the U.S. Borrowing in three (3) annual installments on the following dates and in the following amounts:

          March 31, 1999  27.77778% of the original principal amount of the U.S.
                          Borrowing;

          March 31, 2000  27.77778% of the original principal amount of the U.S.
                          Borrowing;

          Maturity Date   44.44444% of the original principal amount of the U.S.
                          Borrowing;

         Provided, however, that the principal payment due on the Maturity Date shall be in the amount necessary to pay all remaining unpaid principal on the U.S. Borrowing. NSE shall pay accrued interest on the unpaid principal amount of each U.S. Loan in arrears (i) in the case of a Base Rate Portion, on the last day in each March, June, September and December (commencing with the first such day after the U.S. Closing
         Date), (ii) in the case of a LIBOR Portion, on the last day of each Interest Period (and if any such Interest Period is equal to or longer than three (3) months, every three (3) months); and (iii) in the case of all U.S. Loans, upon prepayment (to the extent thereof) and at maturity.

                  (g) Purpose. NSE shall use the proceeds of the U.S. Borrowing for general corporate purposes.

2.02.    Japanese Facility.

                  (a) Availability. Subject to the terms and conditions of this Agreement, each Japanese Lender severally agrees to advance to NSJ in a single advance on or prior to the Commitment Termination Date a term loan in Yen under this Paragraph 2.02 (individually, a "Japanese Loan"); provided, however, that:

                           (i) The principal amount of the Japanese Loan made by
                  each Japanese Lender shall not exceed its Japanese Commitment on such date; and

                           (ii) The aggregate  principal  amount of the Japanese
                  Borrowing shall not exceed the Total Japanese Commitment.

         The Japanese Loans shall be made on a pro rata basis by Japanese Lenders in accordance with their respective Japanese Commitments. NSJ may not reborrow the principal amount of a Japanese Loan after repayment or prepayment thereof.

                  (b) Notice of Borrowing. NSJ shall request the Japanese Borrowing by delivering to Agent an irrevocable written notice in the form of Exhibit D, appropriately completed (a "Notice of Japanese Borrowing"), which specifies, among other things:

                           (i) The principal  amount of the Japanese  Borrowing,
                  which shall be in the minimum amount of (Y)1,000,000,000 or an integral multiple of (Y)1,000,000,000 in excess thereof;

                           (ii) The Portions  into which the Japanese  Borrowing
                  is to be divided if the Japanese Borrowing is initially to consist of more than one Portion;

                           (iii) The initial Interest Period selected by NSJ for
                  each Portion of the Japanese Borrowing in accordance with Subparagraph 2.02(d); and

                           (iv) The  Japanese  Closing  Date,  which  shall be a
                  Business Day not later than the Commitment Termination Date.

         NSJ shall give the Notice of Japanese  Borrowing to Agent at least four
         (4) Business Days before the Japanese Closing Date. The Notice of Japanese Borrowing shall be delivered by first-class mail or facsimile to Agent at the office or facsimile number and during the hours specified in Paragraph 8.01; provided, however, that NSJ shall promptly deliver to Agent the original of the Notice of Japanese Borrowing if initially delivered by facsimile. Agent shall promptly notify each Japanese Lender of the contents of the Notice of Japanese Borrowing.

                  (c) Interest Rates. NSJ shall pay interest on the unpaid principal amount of each Portion of each Japanese Loan from the date of such Japanese Loan until the maturity thereof, at a rate per annum on such Portion equal at all times during each Interest Period for such Portion to the TIBO Rate for such Interest Period plus the Applicable Margin therefor, such rate to change from time to time as the Applicable Margin shall change. Each Portion of the Japanese Borrowing shall be in the minimum amount of (Y)1,000,000,000 or an integral multiple of (Y)1,000,000,000 in excess thereof. The number of Portions in the Japanese Borrowing shall not exceed four (4) at any time.

                  (d)      Japanese Borrowing Interest Periods.

                           (i) The initial and each  subsequent  Interest Period
                  selected by NSJ for a Portion of the Japanese Borrowing shall be one (1), two (2), three (3) or six (6) months; provided, however, that (A) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;
                  (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; (C) no Interest Period shall end after a Scheduled Payment Date unless, after giving effect to such Interest Period, the aggregate principal amount of and all Portions having Interest Periods ending on or prior to such Scheduled Payment Date equals or exceeds the principal payment due on such Scheduled Payment Date; and (D) no Interest Period shall end after the Maturity Date.

                           (ii) NSJ shall notify Agent by an irrevocable written
                  notice in the form of Exhibit E, appropriately completed (a "Notice of Japanese Borrowing Interest Period Selection"), at least four (4) Business Days prior to the last day of each Interest Period for each Portion of the Japanese Borrowing of the Interest Period selected by NSJ for the next succeeding Interest Period for such Portion. Each Notice of Japanese Borrowing Interest Period Selection shall be given to Agent by first-class mail or facsimile to the office or the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that NSJ shall promptly deliver to Agent the original of any Notice of Japanese Borrowing Interest Period Selection initially delivered by facsimile. If NSJ fails to notify Agent of the next Interest Period for any Portion of the Japanese Borrowing in accordance with this Subparagraph 2.02(d), such Portion shall automatically have an Interest Period of one (1) month following the current Interest Period.

                  (e) Scheduled Payments. Unless the Maturity Date is extended pursuant to Paragraph 2.03, NSJ shall repay the principal amount of the Japanese Borrowing in three (3) annual installments on the following dates and in the following amounts:

            March 31, 1999   27.77778% of the original principal amount of the
                             Japanese Borrowing;

            March 31, 2000   27.77778% of the original principal amount of the
                             Japanese Borrowing;

            Maturity Date    44.44444% of the original principal amount of the
                             Japanese Borrowing;

         Provided, however, that the principal payment due on the Maturity Date shall be in the amount necessary to pay all remaining unpaid principal on the Japanese Borrowing. NSJ shall pay accrued interest on the unpaid principal amount of each Japanese Loan in arrears on the last day of each Interest Period (and if any such Interest Period is equal to or longer than three (3) months, every three (3) months), upon prepayment (to the extent thereof) and at maturity.

                  (f) Purpose. NSJ shall use the proceeds of the Japanese Borrowing for its general corporate needs.

2.03.    Maturity Date Extension.

                  (a) Extension Requests. On or before the last Business Day which is sixty (60) days prior to the Maturity Date, Borrowers may request Lenders to extend the Maturity Date for an additional two-year period. Borrowers shall request such an extension by appropriately completing, executing and delivering to Agent a written request in the form of Exhibit F (an "Extension Request"). The Extension Request shall be given to Agent by first-class mail or facsimile to the office or the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrowers shall promptly deliver to Agent the original of the Extension Request if initially delivered by facsimile. Agent shall promptly deliver to each Lender three (3) copies of any Extension Request received by Agent.

                  (b) Lender Approval.  Borrowers understand that this Paragraph
         2.03 is included in this Agreement for Borrowers' convenience in requesting an extension and acknowledge that neither Agent nor any Lender has promised (either expressly or implicitly), or has any obligation or commitment, to extend the Maturity Date at any time. If a Lender, in its sole and absolute discretion, consents to an Extension Request, such Lender shall evidence such consent by executing and returning two (2) copies of the Extension Request to Agent not later than the last Business Day which is thirty-five (35) days prior to the Maturity Date. Any failure by any Lender so to execute and return an Extension Request shall be deemed a denial thereof.

                  (c) Notice of Lender Action. If Borrowers deliver an Extension Request to Agent pursuant to Subparagraph 2.03(a), then not later than the last Business Day which is thirty (30) days prior to the Maturity Date, Agent shall notify Borrowers and Lenders in writing of (i) the Lenders that have consented to such Extension Request by returning to Agent executed copies of such Extension Request and (ii) the Lenders that have not. Agent shall deliver to Borrowers with any such notice, a copy of each executed Extension Request returned to Agent by a Lender.

                  (d)      Effect of Lender Action.

                           (i) If all Lenders  consent to an  Extension  Request
                  pursuant to Subparagraph 2.03(b), this Agreement shall be deemed amended as provided in clause (iv) below and each Lender shall remain a Lender under this Agreement (as so amended).

                           (ii) If none of the Lenders  consent to an  Extension
                  Request, the Maturity Date shall remain unchanged.

                           (iii) If some but not all of the  Lenders  consent to
                  an Extension Request,

                                    (A)  Each   Borrower   shall   pay  to  each
                           applicable non-consenting Lender, on the current Maturity Date, all amounts payable to such Lender on such date, and

                                    (B)  Subject  to  such  payments,  (1)  each
                           non-consenting Lender shall cease to be a Lender hereunder after such date, (2) this Agreement shall be deemed amended as provided in clause (iv) below and (3) each consenting Lender shall continue to be a Lender under this Agreement (as so amended) after such date;

                  Provided, however, that

                                    (y) If any consenting  U.S.  Lender shall so
                           request, a non-consenting U.S. Lender shall assign to such consenting U.S. Lender pursuant to Subparagraph 8.05(c), effective on the current Maturity Date, such non-consenting U.S. Lender's U.S. Loan, subject to the payment to such non-consenting U.S. Lender on such date (I) by such consenting U.S. Lender of a purchase price for such Loan equal to the outstanding principal amount thereof on such date and (II) by NSE of all other amounts payable by NSE to such non-consenting U.S. Lender on such date; and

                                    (z) If any consenting  Japanese Lender shall
                           so request, a non-consenting Japanese Lender shall assign to such consenting Japanese Lender pursuant to Subparagraph 8.05(c), effective on the current Maturity Date, such non-consenting Japanese Lender's Japanese Loan, subject to the payment to such non-consenting Japanese Lender on such date (I) by such consenting Japanese Lender of a purchase price for such Loan equal to the outstanding principal amount thereof on such date and (II) by NSJ of all other amounts payable by NSJ to such non-consenting U.S. Lender on such date.

                           (iv) If all or some of the Lenders consent to an Extension Request pursuant to Subparagraph 2.03(b), this Agreement shall be deemed amended on the current Maturity Date as follows:

                                    (A) The  definition  of "Maturity  Date" set
                           forth in Paragraph 1.01 shall be amended to read in its entirety as follows:

                                    "Maturity Date" shall mean March 31, 2003.

                                    (B)  The  payment   schedule  set  forth  in
                           Subparagraph 2.01(f) shall be amended to read in its entirety as follows:

               March 31, 1999      27.77778% of the original principal amount
                                   of the U.S. Borrowing;

               March 31, 2000      27.77778% of the original principal amount
                                   of the U.S. Borrowing;

               March 31, 2001      22.22222% of the original principal amount
                                   of the U.S. Borrowing;

               March 31, 2002      11.11111% of the original principal amount
                                   of the U.S. Borrowing;

               Maturity Date       11.11111% of the original principal amount
                                   of the U.S. Borrowing;

                                    (C)  The  payment   schedule  set  forth  in
                           Subparagraph 2.02(e) shall be amended to read in its entirety as follows:

               March 31, 1999      27.77778% of the original principal amount
                                   of the Japanese Borrowing;

               March 31, 2000      27.77778% of the original principal amount
                                   of the Japanese Borrowing;

               March 31, 2001      22.22222% of the original principal amount
                                   of the Japanese Borrowing;

               March 31, 2002      11.11111% of the original principal amount
                                   of the Japanese Borrowing;

               Maturity Date       11.11111% of the original principal amount
                                   of the Japanese Borrowing;

2.04.    Fees.

                  (a) Agent's Fee. Borrowers shall pay to Agent, for its own account, agent's fees and other compensation in the amounts and at the times set forth in the Agent's Fee Letter.

                  (b)      Commitment Fees.

                           (i) NSE shall pay to Agent,  for the ratable  benefit
                  of U.S. Lenders as provided in clause (iii) of Subparagraph 2.09(a), commitment fees (the "U.S. Commitment Fees") of one-fourth of one percent (0.25%) per annum on the unused Total U.S. Commitment for the period beginning on the date of this Agreement and ending on the earlier of the U.S. Closing Date and the Commitment Termination Date. NSE shall pay the U.S. Commitment Fees in arrears on the earlier of the U.S. Closing Date and the Commitment Termination Date.

                           (ii) NSJ shall pay to Agent,  for the ratable benefit
                  of Japanese Lenders as provided in clause (iv) of Subparagraph 2.09(a), commitment fees (the "Japanese Commitment Fees") of one-fourth of one percent (0.25%) per annum on the unused Total Japanese Commitment for the period beginning on the date of this Agreement and ending on the earlier of the Japanese Closing Date and the Commitment Termination Date. NSJ shall pay the Japanese Commitment Fees in arrears on the earlier of the Japanese Closing Date and the Commitment Termination Date.

2.05.    Prepayments.

                  (a) Terms of all Prepayments. Upon the prepayment of any Portion of either Borrowing (whether such prepayment is an optional prepayment under Subparagraph 2.05(b) or a mandatory prepayment required by any provision of this Agreement or the other Credit Documents, including a prepayment upon acceleration), the Borrower making such prepayment shall pay to the applicable Lenders (i) all accrued interest to the date of such prepayment on the amount prepaid and (ii) if such prepayment is the prepayment of a LIBOR Portion of the U.S. Borrowing or the prepayment of any Portion of the Japanese Borrowing on a day other than the last day of an Interest Period for such Portion, all amounts payable to such Lenders pursuant to Paragraph 2.12.

                  (b) Optional Prepayments. At its option, NSE may, upon one (1) Business Day notice to Agent in the case of a Base Rate Portion of the U.S. Borrowing or three (3) Business Days notice to Agent in the case of a LIBOR Portion of the U.S. Borrowing, prepay the U.S. Borrowing in part, in an aggregate principal amount of $5,000,000 or more, or in whole. At its option, NSJ may, upon four(4) Business Days notice to Agent, prepay the Japanese Borrowing in part, in an aggregate principal amount of (Y)1,000,000,000 or more, or in whole.

                  (c) Application of Prepayments. All prepayments which are applied to reduce the principal amount of either Borrowing shall reduce the aggregate principal amount payable by the applicable Borrower on the then remaining Scheduled Payment Dates in inverse order commencing with the Maturity Date. Without modifying the order of application of prepayments set forth in the preceding sentence, all such prepayments of the U.S. Borrowing shall, to the extent possible, be first applied to prepay the Base Rate Portion, if any, and then if any funds remain, to prepay LIBOR Portions.

2.06.    Other Payment Terms.

                  (a)      Place and Manner.

                           (i) NSE  shall  make all  payments  due to each  U.S.
                  Lender or Agent related to U.S. Loans by payments to Agent at Agent's New York office located at the address specified in Paragraph 8.01, with each such payment due to a U.S. Lender to be for the account of such Lender and such Lender's applicable Domestic Lending Office or Euro-Dollar Lending Office.

                           (ii) NSJ shall make all payments due to each Japanese
                  Lender or Agent related to Japanese Loans by payments to Agent at Agent's Tokyo office located at the address specified in Paragraph 8.01, with each such payment due to a Japanese Lender to be for the account of such Lender and such Lender's Japanese Lending Office.

                           (iii) Borrowers shall,  unless otherwise  directed by
                  Agent, make all other payments due to each Lender or Agent hereunder by payments to Agent's New York office located at the address specified in Paragraph 8.01, with each such payment due to a Lender to be for the account of such Lender and such Lender's Applicable Lending Office.

                           (iv) Borrower shall make all payments hereunder in the lawful currency required by Subparagraph 2.06(c) and in same day or immediately available funds and without deduction or offset not later than 11:00 a.m. (New York time, in the case of any payment to be made to Agent's New York office, or Tokyo time, in the case of any payment to be made to Agent's Tokyo office) and on the date due. Agent shall promptly disburse to each Lender each payment received by Agent for the account of such Lender.

                  (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

                  (c)      Currency of Payment.

                           (i) NSE shall pay principal  of,  interest on and all
                  other amounts related to U.S. Loans in Dollars, and NSJ shall pay principal of, interest on and all other amounts related to Japanese Loans in Yen. Borrowers shall pay all other amounts payable under this Agreement and the other Credit Documents in Dollars. If, for any reason, NSJ is prohibited by any
                  Governmental Rule from making any required Yen payment hereunder in Yen, NSJ shall make such payment in Dollars in the Dollar Equivalent of such Yen amount.

                           (ii) If any amounts  required to be paid by Borrowers
                  under this Agreement, any other Credit Document or any order, judgment or award given or rendered in relation hereto or thereto has to be converted from the currency (the "first currency") in which the same is payable hereunder or thereunder into another currency (the "second currency") for the purpose of (A) making or filing a claim or proof against Borrowers with any Governmental Authority, (B) obtaining an order or judgment in any court or other tribunal or (C) enforcing any order or judgment given or made in relation hereto, Borrowers shall, to the fullest extent permitted by law, indemnify and hold harmless each of the Persons to whom such amounts are payable from and against any loss suffered as a result of any discrepancy between (1) the rate of exchange used for such purpose to convert the amounts in question from the first currency into the second currency and (2) the rate or rates of exchange at which such Person may, using reasonable efforts in the ordinary course of business, purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. The foregoing indemnity shall constitute a separate obligation of Borrowers distinct from their other obligations hereunder and shall survive the giving or making of any judgment or order in relation to all or any of such obligations. The obligations of Borrowers under this Subparagraph 2.06(c) shall survive the payment and performance of the Obligations and the termination of this Agreement.

                  (d) Late Payments. If any amount required to be paid by either Borrower under this Agreement or the other Credit Documents (including, without limitation, principal or interest payable on any Loan, any fees or any other amount) remains unpaid after such amount is due, such Borrower shall pay interest on the aggregate, outstanding balance of such amount from the date due until such amount is paid in full at a per annum rate equal to (i) in the case any amount payable in Dollars, the Base Rate plus two percent (2.00%), such rate to change from time to time as the Base Rate shall change, and (ii) in the case of any amount payable in Yen, the Overnight Rate for such amount plus three percent (3.00%), such rate to change from time to time as the Overnight Rate shall change.

                  (e) Application of Payments. All payments hereunder shall be applied first to unpaid fees, costs and expenses then due and payable under this Agreement or the other Credit Documents, second to accrued interest then due and payable under this Agreement or the other Credit Documents and finally to reduce the principal amount of outstanding Loans.

                  (f) Failure to Pay Agent. Unless Agent shall have received notice from a Borrower at least one (1) Business Day prior to the date on which any payment is due to Lenders hereunder that such Borrower will not make such payment in full, Agent shall be entitled to assume that such Borrower has made or will make such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be paid to the applicable Lenders on such due date an amount equal to the amount then due such Lenders. If and to the extent such Borrower shall not have so made such payment in full to Agent, each such Lender shall repay to Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to Agent, at a per annum rate equal to (i) the Federal Funds Rate for the first three (3) days and the Base Rate thereafter for any amount in Dollars or (ii) the Overnight Rate for the first three (3) days and the Overnight Rate plus one percent (1%) thereafter for any amount in Yen. A certificate of Agent submitted to any Lender with respect to any amount owing by such Lender under this Subparagraph 2.06(e) shall constitute prima facie evidence of such amount.

2.07.    Loan Accounts; Notes.

                  (a) Loan Accounts. The obligation of each Borrower to repay the Loans made to it by each Lender and to pay interest thereon at the rates provided herein shall be evidenced by an account or accounts maintained by such Lender on its books (individually, a "Loan
         Account"), except that any Lender may request that its U.S. Loans be evidenced by a note or notes pursuant to Subparagraph 2.07(b). Each Lender shall record in its Loan Accounts (i) the date and amount of each Loan made by such Lender, (ii) the interest rates applicable to each such Loan and each Portion thereof and the effective dates of all changes thereto, (iii) the Interest Period for each LIBOR Portion and each Portion of a Japanese Loan, (iv) the date and amount of each principal and interest payment on each Loan and Portion and (v) such other information as such Lender may determine is necessary for the computation of principal and interest payable to it by each Borrower hereunder; provided, however, that any failure by a Lender to make, or any error by any Lender in making, any such notation shall not affect Borrowers' Obligations hereunder. The Loan Accounts shall constitute prima facie evidence of the matters noted therein.

                  (b) Notes. If any Lender so requests, such Lender's U.S. Loans shall be evidenced by a promissory note in the form of Exhibit G (individually, a "Note"), each of which shall be (i) payable to the order of such Lender, (ii) in the amount of such Lender's U.S. Loan,
         (iii) dated the U.S. Closing Date, and (iv) otherwise appropriately completed.

2.08.    Loan Funding.

                  (a)      Lender Funding and Disbursements to Borrowers.

                           (i) Each U.S.  Lender  shall,  before 11:00 a.m. (New
                  York time) on the U.S. Closing Date, make available to Agent at Agent's New York office specified in Paragraph 8.01, in immediately available funds, such Lender's Proportionate Share of the U.S. Borrowing. After Agent's receipt of such funds and upon satisfaction of the applicable conditions set forth in
                  Section III, Agent shall promptly disburse such funds to NSE no later than 1:00 p.m. (New York time) in immediately available funds. Agent shall disburse the proceeds of the U.S. Borrowing as directed by NSE in the Notice of U.S. Borrowing.

                           (ii) Each Japanese  Lender  shall,  before 10:00 a.m.
                  (Tokyo time) on the Japanese Closing Date, make available to Agent at Agent's Tokyo office specified in Paragraph 8.01, in immediately available funds, such Lender's Proportionate Share of the Japanese Borrowing. After Agent's receipt of such funds and upon satisfaction of the applicable conditions set forth in Section III, Agent shall promptly disburse such funds to NSJ no later than 1:00 p.m. (Tokyo time) in immediately available funds. Agent shall disburse the proceeds of the Japanese Borrowing as directed by NSJ in the Notice of Japanese Borrowing.

                  (b) Lender Failure to Fund. Unless Agent shall have received notice from a Lender prior to the date of either Borrowing that such Lender will not make available to Agent such Lender's Proportionate Share of such Borrowing, Agent shall be entitled to assume that such Lender has made or will make such portion available to Agent on the date of such Borrowing in accordance with Subparagraph 2.08(a), and Agent may on such date, in reliance upon such assumption, disburse or otherwise credit to Borrower a corresponding amount. If any Lender does not make the amount of its Proportionate Share of either Borrowing available to Agent on or prior to the date of such Borrowing, such Lender shall pay to Agent, on demand, interest which shall accrue on such amount from the date of such Borrowing until such amount is paid to Agent at rates equal to (i) the Federal Funds Rate for the first three (3) days and the Base Rate thereafter for any amount in Dollars or (ii) the Overnight Rate plus one percent (1%) for any amount in Yen. A certificate of Agent submitted to any Lender with respect to any amount owing by such Lender under this Subparagraph 2.08(b) shall constitute prima facie evidence of such amount. If the amount of any Lender's Proportionate Share of either Borrowing is not paid to Agent by such Lender within three (3) Business Days after the date of such Borrowing, the applicable Borrower shall repay such amount to Agent, on demand, together with interest thereon, for each day from the date such amount was disbursed to such Borrower until the date such amount is repaid to Agent, at the interest rate applicable at the time to the Loans comprising such Borrowing.

                  (c) Lenders' Obligations Several. The failure of any Lender to make the Loan to be made by it as part of either Borrowing shall not relieve any other Lender of its obligation hereunder to make its Loan as part of such Borrowing, but no Lender shall be obligated in any way to make any Loan which another Lender has failed or refused to make or otherwise be in any way responsible for the failure or refusal of any other Lender to make any Loan required to be made by such other Lender.

2.09.    Pro Rata Treatment.

                  (a)  Borrowings,   Commitment   Reductions,   Etc.  Except  as
         otherwise provided herein:

                           (i) The U.S.  Borrowing shall be made by U.S. Lenders
                  pro rata according to their applicable respective U.S. Commitments, and the Japanese Borrowing shall be made by Japanese Lenders pro rata according to their applicable respective Japanese Commitments;

                           (ii) Each payment of interest on Loans in either Borrowing shall be shared among Lenders which made or funded the Loans in such Borrowing pro rata according to (A) the respective unpaid principal amounts of such Loans so made or funded by such Lenders and (B) the dates on which such Lenders so made or funded such Loans;

                           (iii) Each payment of U.S.  Commitment  Fees shall be
                  shared among U.S. Lenders (except for Defaulting Lenders) pro rata according to (A) their respective Proportionate Shares of the U.S. Facility and (B) in the case of each U.S. Lender which becomes a U.S. Lender hereunder after the date hereof and before the U.S. Closing Date, the date upon which such U.S. Lender so became a U.S. Lender;

                           (iv) Each payment of Japanese  Commitment  Fees shall
                  be shared among Japanese Lenders (except for Defaulting Lenders) pro rata according to (A) their respective Proportionate Shares of the Japanese Facility and (B) in the case of each Japanese Lender which becomes a Japanese Lender hereunder after the date hereof and before the Japanese Closing Date, the date upon which such Japanese Lender so became a Japanese Lender;

                           (v) Each payment of interest  (other than interest on
                  Loans) shall be shared among Lenders and Agent owed the amount upon which such interest accrues pro rata according to (A) the respective amounts so owed such Lenders and Agent and (B) the dates on which such amounts became owing to such Lenders and Agent; and

                           (vi) All other  payments under this Agreement and the
                  other Credit Documents shall be for the benefit of the Person or Persons specified.

                  (b) Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of the Loan owed to it as part of either Borrowing in excess of its ratable share of payments on account of all Loans in such Borrowing obtained by all applicable Lenders entitled to such payments, such Lender shall forthwith purchase from such other Lenders such participations in their Loans as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase shall be rescinded and each other applicable Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Subparagraph 2.09(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

2.10.    Change of Circumstances.

                  (a) Inability to Determine Rates. If, on or before the first day of any Interest Period for any LIBOR Portion of the U.S. Borrowing or any Portion of the Japanese Borrowing, (i) any U.S. Lender or Japanese Lender, as the case may be, shall advise Agent that the LIBO Rate or TIBO Rate, as the case may be, for such Interest Period cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market or the Tokyo interbank market, as the case may be, or (ii) any U.S. Lender or Japanese Lender, as the case may be, shall advise Agent that the rate of interest for such Portion does not adequately and fairly reflect the cost to such Lender of making or maintaining such Portion, Agent shall immediately give notice of such condition to the applicable Borrower and the other U.S. Lenders or Japanese Lenders, as the case may be. After the giving of any such notice and until Agent shall otherwise notify the applicable Borrower that the circumstances giving rise to such condition no longer exist, such Borrower's right to obtain, continue or convert to Portions of the affected Type shall be suspended. Any LIBOR Portions outstanding at the commencement of any such suspension affecting the LIBO Rate shall be converted at the end of the then current Interest Period for such Portions into Base Rate Portions unless such suspension has then ended. All Portions of the
         Japanese Borrowing outstanding at the commencement of any such suspension affecting the TIBO Rate shall bear interest at the Overnight Rate plus one percent (1.0%), such rate to change from time to time as the Overnight Rate shall change, until such suspension has ended.

                  (b) Illegality. If, after the date of this Agreement, the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Lender with any request or directive (whether or not having the force of law) of any Governmental Authority (a "Change of Law") shall make it unlawful or impossible for any U.S. Lender to make or maintain any LIBOR Portion or any Japanese Lender to make or maintain its Japanese Loan, such Lender shall immediately notify Agent and the applicable Borrower of such Change of Law. Upon receipt of such notice, (i) such Borrower's right to obtain, continue or convert to Portions of the affected Type shall be suspended until such time as Agent shall notify such Borrower and the applicable Lenders that the circumstances giving rise to such suspension no longer exist, and (ii) such Borrower shall, if so requested by such Lender, immediately repay such Portions if such Lender shall notify such Borrower that such Lender may not lawfully continue to fund and maintain such Portions. Any conversion or prepayment of Portions made pursuant to the preceding sentence prior to the last day of an Interest Period for such Portions shall be deemed a prepayment thereof for purposes of Paragraph 2.12.

                  (c) Increased Costs. If, after the date of this Agreement, any Change of Law:

                           (i) Shall subject any U.S.  Lender or Japanese Lender
                  to any tax, duty or other charge with respect to any LIBOR Portion or its Japanese Loan, as the case may be, or shall change the basis of taxation of payments by either Borrower to any such Lender on such a LIBOR Portion or its Japanese Loan, as the case may be, or in respect to such a LIBOR Portion or its Japanese Loan, as the case may be, under this Agreement (except for changes in the rate of taxation on the overall net income of such Lender imposed by its jurisdiction of incorporation or the jurisdiction of its Applicable Lending Office); or

                           (ii) Shall impose, modify or hold applicable any reserve (excluding any Reserve Requirement or other reserve to the extent included in the calculation of the LIBO Rate or TIBO Rate for any Loans or Portions), special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Lender for any LIBOR Portion or its Japanese Loan; or

                           (iii) Shall impose on any Lender any other  condition
                  related to any LIBOR Portion or its Japanese Loan or such Lender's Commitments;

         And the effect of any of the foregoing is to increase the cost to such Lender of making, continuing or maintaining any such LIBOR Portion, its Japanese Loan or its Commitments or to reduce any amount receivable by such Lender hereunder; then the Borrowers shall from time to time, within ten (10) Business Days after demand by such Lender, pay to such Lender additional amounts sufficient to reimburse such Lender for such increased costs or to compensate such Lender for such reduced amounts; provided, however, that Borrowers shall have no obligation to make any payment to any demanding party under this Subparagraph 2.10(c) on account of any such increased costs or reduced amounts unless Borrowers receive notice of such increased costs or reduced amounts from the demanding party within six (6) months after they are incurred or realized. A certificate setting forth in reasonable detail the amount of such increased costs or reduced amounts, submitted by such Lender to Borrowers shall constitute prima facie evidence of such costs or amounts. The obligations of Borrowers under this Subparagraph 2.10(c) shall survive the payment and performance of the Obligations and the termination of this Agreement.

                  (d)  Capital   Requirements.   If,  after  the  date  of  this
         Agreement, any Lender determines that (i) any Change of Law affects the amount of capital required or expected to be maintained by such Lender or any Person controlling such Lender (a "Capital Adequacy Requirement") and (ii) the amount of capital maintained by such Lender or such Person which is attributable to or based upon the Loans, the Commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Lender's or such Person's policies with respect to capital adequacy), Borrowers shall pay to such Lender or such Person, within ten (10) Business Days after demand of such Lender, such amounts as such Lender or such Person shall determine are necessary to compensate such Lender or such Person for the increased costs to such Lender or such Person of such increased capital; provided, however, that Borrowers shall have no obligation to make any payment to any demanding party under this Subparagraph 2.10(d) on account of any such increased costs unless Borrowers receive notice of such increased costs from the demanding party within twelve (12) months after they are incurred or realized. A certificate setting forth in reasonable detail the amount of such increased costs, submitted by any Lender to Borrowers shall constitute prima facie evidence of such costs.. The obligations of Borrowers under this Subparagraph 2.10(d) shall survive the payment and performance of the Obligations and the termination of this Agreement.

                  (e) Mitigation. Any Lender which becomes aware of (i) any Change of Law which will make it unlawful or impossible for such Lender to make or maintain any LIBOR Portion or its Japanese Loan or (ii) any Change of Law or other event or condition which will obligate Borrowers to pay any amount pursuant to Subparagraph 2.10(c) or Subparagraph 2.10(d) shall notify Borrowers and Agent thereof as promptly as practical. If any Lender has given notice of any such Change of Law or other event or condition and thereafter becomes aware that such Change of Law or other event or condition has ceased to exist, such Lender shall notify Borrowers and Agent thereof as promptly as practical. Each Lender affected by any Change of Law which makes it unlawful or impossible for such Lender to make or maintain any LIBOR Portion or its Japanese Loan or to which Borrowers are obligated to pay any amount pursuant to Subparagraph 2.10(c) or Subparagraph 2.10(d) shall use reasonable commercial efforts (including changing the jurisdiction of its Applicable Lending Offices) to avoid the effect of such Change of Law or to avoid or materially reduce any amounts which Borrowers are obligated to pay pursuant to Subparagraph 2.10(c) or Subparagraph 2.10(d) if, in the reasonable opinion of such Lender, such efforts would not be disadvantageous to such Lender or contrary to such Lender's normal banking practices.

2.11.    Taxes on Payments.

                  (a) Payments Free of Taxes. All payments made by Borrowers under this Agreement and the other Credit Documents shall be made free and clear of, and without deduction or withholding for or on account of, all present and future income, stamp, documentary and other taxes and duties, and all other levies, imposts, charges, fees, deductions and withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except net income taxes and franchise taxes in lieu of net income taxes imposed on Agent or any Lender by its jurisdiction of incorporation or the jurisdiction in which its Applicable Lending Office is located) (all such non-excluded taxes, duties, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to Agent or any Lender hereunder or under the other Credit Documents, the amounts so payable to Agent or such Lender shall be increased to the extent necessary to yield to Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Credit Documents. Whenever any Taxes are payable by Borrowers, as promptly as possible thereafter, Borrowers shall send to Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by Borrowers showing payment thereof. If Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrowers shall indemnify Agent and Lenders for any taxes (including interest or penalties) that may become payable by Agent or any Lender as a result of any such failure. The obligations of Borrowers under this Subparagraph 2.11(a) shall survive the payment and performance of the Obligations and the termination of this Agreement.

                  (b) Withholding Exemption Certificates. On or prior to the applicable Closing Date, each U.S. Lender which is not organized under the laws of the United States of America or a state thereof and each Japanese Lender which is not organized under the laws of Japan shall deliver to NSE and NSJ, respectively, and Agent such certificates and other evidence as such Borrower or Agent may reasonably request to establish that such Lender is entitled to receive payments under this Agreement on account of the U.S. Borrowing or Japanese Borrowing, as the case may be, without deduction or withholding of any United States federal income taxes or Japanese income taxes, respectively. Each such Lender further agrees (i) promptly to notify the applicable Borrower and Agent of any change of circumstances (including any change in any treaty, law or regulation) which would prevent such Lender from receiving payments hereunder without any deduction or withholding of such taxes and (ii) on or before the date that any certificate or other form delivered by such Lender under this Subparagraph 2.11(b) expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent such certificate or form previously delivered by such Lender, to deliver to the applicable Borrower and Agent a new certificate or form, certifying that such Lender is entitled to receive payments under this Agreement without deduction or such taxes. If any Lender fails to provide to Borrowers or Agent pursuant to this
         Subparagraph 2.11(b) (or, in the case of an Assignee Lender, Subparagraph 8.05(c)) any certificates or other evidence required by such provision to establish that such Lender is, at the time it becomes a Lender hereunder, entitled to receive payments under this Agreement on account of the U.S. Borrowing or Japanese Borrowing, as the case may be, without deduction or withholding of any United States federal income taxes or Japanese income taxes, respectively, such Lender shall not be entitled to any indemnification under Subparagraph 2.11(a) for any Taxes imposed on such Lender primarily as a result of such failure.

                  (c) Mitigation. If Agent or any Lender claims any additional amounts to be payable to it pursuant to this Paragraph 2.11, such Person shall use reasonable commercial efforts to file any certificate or document requested in writing by the applicable Borrower reflecting a reduced rate of withholding or to change the jurisdiction of its Applicable Lending Office if the making of such a filing or such change in the jurisdiction of its Applicable Lending Office would avoid the need for or materially reduce the amount of any such additional amounts which may thereafter accrue and if, in the reasonable opinion of such Person, in the case of a change in the jurisdiction of its Applicable Lending Office, such change would not be disadvantageous to such Person or contrary to such Person's normal banking practices.

                  (d) Tax Returns. Nothing contained in this Paragraph 2.11 shall require Agent or any Lender to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

2.12. Funding Loss Indemnification. If either Borrower shall (a) repay, prepay or convert any LIBOR Portion of the U.S. Borrowing or any Portion of the Japanese Borrowing on any day other than the last day of an Interest Period therefor (whether a scheduled payment, an optional prepayment or conversion, a mandatory prepayment or conversion, a payment upon acceleration or otherwise),
(b) fail to borrow any LIBOR Portion of the U.S. Borrowing or any Portion of the Japanese Borrowing after delivering the Notices of Borrowing therefor to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise) or (c) fail to convert any Portion of the U.S. Borrowing into a LIBOR Portion in accordance with a Notice of U.S. Borrowing Conversion delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), such Borrower shall, within ten (10) Business Days after demand of such Lender, reimburse such Lender for and hold such Lender harmless from all reasonable costs and losses incurred by such Lender as a result of such repayment, prepayment, conversion or failure; provided, however, that Borrowers shall have no obligation to make any payment to any demanding party under this Paragraph 2.12 on account of any such costs or losses unless Borrowers receive notice of such costs or losses from the demanding party within six (6) months after they are incurred or realized. Borrowers understand that such costs and losses may include, without limitation, losses incurred by a Lender as a result of funding and other contracts entered into by such Lender to fund a LIBOR Portion of the U.S. Borrowing or any Portion of the Japanese Borrowing. Each Lender demanding payment under this Paragraph 2.12 shall deliver to Borrowers, with a copy to Agent, a certificate setting forth the amount of costs and losses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to Borrowers shall constitute prima facie evidence of such costs and losses. The obligations of Borrowers under this Paragraph 2.12 shall survive the payment and performance of the Obligations and the termination of this Agreement.

2.13.    Security.

                  (a)      Guaranties, Etc.

                           (i) The  Obligations  of NSE  shall be  secured  by a
                  Guaranty in the form of Exhibit H (the "Subsidiary Guaranty"), duly executed by all Material Domestic Subsidiaries of NSE and, in the case of any such Subsidiaries that are organized under the laws of jurisdictions outside the United States and domesticated under the laws of Delaware (or any other state of the United States), by the Delaware (or other state) counterparts of such Subsidiaries.

                                    (A) If,  at any time  after the date of this
                           Agreement, any Material Domestic Subsidiary of NSE that is a party to the Subsidiary Guaranty shall become a Material Foreign Subsidiary of NSE, Agent shall release such Subsidiary from its obligations under the Subsidiary Guaranty, subject to the completion by NSE and such Subsidiary of such actions as may be necessary to grant to Agent, to the extent provided in clause (ii) below, a perfected security interest in the Equity Securities of such Subsidiary owned by NSE.

                                    (B) If,  at any time  after the date of this
                           Agreement, any Subsidiary of NSE that is not a party to the Subsidiary Guaranty shall become a Material Domestic Subsidiary of NSE, NSE shall deliver to Agent (1) a Subsidiary Joinder in the form of Attachment 1 to the Subsidiary Guaranty, appropriately completed and duly executed by such Subsidiary, and (2) such other instruments, agreements, certificates, opinions and documents as Agent may reasonably request to secure, maintain, protect and evidence the obligations of such Subsidiary under the Subsidiary Guaranty.

                           (ii) If, at any time after the date of this Agreement, any direct Subsidiary of NSE shall become a Material Foreign Subsidiary of NSE, NSE shall deliver to Agent
                  (A) a Pledge Agreement in the form of Exhibit I, appropriately completed and duly executed by NSE (the "Pledge Agreement"), and (B) such other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements) as Agent may reasonably request to grant, perfect, maintain, protect and evidence security interests in favor of Agent, for the benefit of Agent and Lenders as security for the Obligations of NSE, in any and all Equity Securities of such Subsidiary, to the extent (1) such security interests do not increase the gross income of NSE pursuant to Sections 951 or 956(c) of the IRC and (2) requiring such security interests is not unreasonable.

                                    (A) If, at any time after the grant to Agent
                           of a security interest in the Equity Securities of any Material Foreign Subsidiary of NSE pursuant to this Paragraph 2.13, such security interest increases the gross income of NSE pursuant to Sections 951 or 956(c) of the IRC, Agent shall release such security interest, subject to the compliance by NSE with clause (i)(B) above to make such Subsidiary a party to the Subsidiary Guaranty, unless such compliance also would cause the gross income of NSE to increase pursuant to Sections 951 or 956(c) of the IRC.

                                    (B) If, at any time after the  execution and
                           delivery to Agent of the Pledge Agreement, any Subsidiary of NSE shall become a Material Foreign Subsidiary of NSE, NSE shall deliver to Agent such instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements) as Agent may reasonably request to grant, perfect, maintain, protect and evidence security interests in favor of Agent, for the benefit of Agent and Lenders as security for the Obligations of NSE, in any and all Equity Securities of such Subsidiary, to the extent (1) such security interests do not increase the gross income of NSE pursuant to Sections 951 or 956(c) of the IRC and (2) requiring such security interests is not unreasonable.

                           (iii) The  Obligations  of NSJ shall be  secured by a
                  Guaranty in the form of Exhibit J, duly executed by NSE (the "NSE Guaranty").

                  (b) Further Assurances. Borrowers shall deliver, and shall cause their Subsidiaries to deliver, to Agent such other pledge agreements, guaranties, guaranty supplements and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements) as Agent may reasonably request to implement the provisions of Subparagraph 2.13(a) and otherwise to establish, maintain, protect and evidence the rights provided to Agent, for the benefit of Agents and Lenders, pursuant to the Security Documents. Without limiting the foregoing, NSE shall cause Nu Skin Korea, Inc. to seek any Governmental Approval required in order to permit Nu Skin Korea, Inc. to remit payments under the Subsidiary Guaranty outside the Republic of Korea.

                  (c) Borrowers shall fully cooperate with Agent and Lenders and perform all additional acts reasonably requested by Agent or any Lender to effect the purposes of this Paragraph 2.13. (Agent and the Lenders recognize that (A) NSE's Foreign Subsidiaries may be organized under the laws of jurisdictions that impose restrictions on the imposition of Liens in such Subsidiaries' Equity Securities and (B) it may be costly or impossible to comply with such restrictions in some cases. Agent and the Lenders agree that, in determining whether requiring NSE to grant a security interest in the Equity Securities of one of its Foreign Subsidiaries is reasonable, they will in good faith consider (1) whether any applicable restrictions prohibit such a security interest,
         (2) whether, if not so prohibited, the financial and other costs to NSE of granting such a security interest are material or unduly burdensome to NSE, and (3) whether such costs to NSE outweigh the benefits to Agent and the Lenders of such a security interest.)

2.14. Replacement of Lenders. If any Lender shall (a) become a Defaulting Lender more than one (1) time in a period of twelve (12) consecutive months, (b) continue as a Defaulting Lender for more than five (5) Business Days at any time, (c) suspend its obligation to make or maintain LIBOR Portions of the U.S. Borrowing or any Portion of the Japanese Borrowing pursuant to Subparagraph 2.10(b) for a reason which is not applicable to any other Lender or (d) demand any payment under Subparagraph 2.10(c), 2.10(d) or 2.11(a) for a reason which is not applicable to any other Lender, then Agent may (or upon the written request of Borrowers, shall) replace such Lender (the "affected Lender"), or cause such affected Lender to be replaced, with another lender (the "replacement Lender") satisfying the requirements of an Assignee Lender under Subparagraph 8.05(c), by having the affected Lender sell and assign all of its rights and obligations under this Agreement and the other Credit Documents to the replacement Lender pursuant to Subparagraph 8.05(c); provided, however, that if Borrowers seek to exercise such right, they must do so within sixty (60) days after either Borrower first knows or should have known of the occurrence of the event or events giving rise to such right, and neither Agent nor any Lender shall have any obligation to identify or locate a replacement Lender for Borrowers. Upon receipt by any affected Lender of a written notice from Agent stating that Agent is exercising the replacement right set forth in this Paragraph 2.14, such affected Lender shall sell and assign all of its rights and obligations under this Agreement and the other Credit Documents to the replacement Lender pursuant to an Assignment Agreement and Subparagraph 8.05(c) for a purchase price equal to the sum of the principal amount of the affected Lender's Loans so sold and assigned, all accrued and unpaid interest thereon and its ratable share of all fees to which it is entitled.


SECTION III.      CONDITIONS PRECEDENT.

3.01. Initial Closing Date Conditions Precedent. The obligations of the applicable Lenders to make the Loans to be made on the Initial Closing Date are subject to receipt by Agent, on or prior to the Initial Closing Date, of each item listed in Schedule 3.01, each in form and substance satisfactory to Agent and each Lender, and with sufficient copies for, Agent and each Lender.

3.02. Second Closing Date Conditions Precedent. The obligations of the applicable Lenders to make the Loans to be made on the Second Closing Date are subject to (a) the satisfaction of the conditions precedent set forth in Paragraph 3.01 and (b) the receipt by Agent, on or prior to the Second Closing Date, of (i) the Commitment Fees and (ii) if such Loans are U.S. Loans, each Note requested by such a Lender, each duly executed by the applicable Borrower.

3.03. Conditions Precedent to Each Credit Event. The occurrence of each Credit Event (including the Borrowings) is subject to the further conditions that:

                  (a) Borrowers shall have delivered to Agent the Notice of Borrowing, Notice of U.S. Borrowing Conversion or Notice of Interest Period Selection, as the case may be, for such Credit Event in accordance with this Agreement; and

                  (b) On the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

                           (i) The  representations  and warranties of Borrowers
                  and their Subsidiaries set forth in Paragraph 4.01 and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date); and

                           (ii) No Default has  occurred  and is  continuing  or
                  will result from such Credit Event.

The submission by either Borrower to Agent of each Notice of Borrowing, each Notice of U.S. Borrowing Conversion (other than a notice for a conversion to a Base Rate Portion) and each Notice of Interest Period Selection (other than a notice selecting an Interest Period of one (1) month for any Portion of the Japanese Borrowing) shall be deemed to be a representation and warranty by such Borrower that each of the statements set forth above in this Subparagraph 3.03(b) is true and correct as of the date of such notice.

3.04. Covenant to Deliver. Borrowers agree (not as a condition but as a covenant) to deliver to Agent each item required to be delivered to Agent as a condition to the occurrence of any Credit Event if such Credit Event occurs. Borrowers expressly agree that the occurrence of any such Credit Event prior to the receipt by Agent of any such item shall not constitute a waiver by Agent or any Lender of Borrowers' obligation to deliver such item.

SECTION IV.       REPRESENTATIONS AND WARRANTIES.

4.01. Borrowers' Representations and Warranties. In order to induce Agent and Lenders to enter into this Agreement, Borrowers hereby represent and warrant to Agent and Lenders as follows:

                  (a) Due Incorporation, Qualification, etc. Each of Borrowers and their Material Subsidiaries (i) is a corporation duly organized, validly existing and, in any jurisdiction in which such legal concept is applicable, in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and
         (iii) is duly qualified and licensed to do business as a foreign corporation or branch in each jurisdiction where the failure to be so qualified or licensed is reasonably likely to have a Material Adverse Effect.

                  (b) Authority. The execution, delivery and performance by each of Borrowers and their Subsidiaries of each Credit Document executed, or to be executed, by such Person and the consummation of the transactions contemplated thereby (i) are within the power of such Person and (ii) have been duly authorized by all necessary actions on the part of such Person.

                  (c) Enforceability. Each Credit Document executed, or to be executed, by each of Borrowers and their Subsidiaries has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                  (d) Non-Contravention. The execution and delivery by each of Borrowers and their Subsidiaries of the Credit Documents executed by such Person and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to such Person; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of such Person; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of such Person (except such Liens as may be created in favor of Agent pursuant to this Agreement or the other Credit Documents).

                  (e) Approvals. Except as set forth in Schedule 4.01(e), no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including the shareholders of any Person) is required in connection with the execution and delivery of the Credit Documents executed by Borrowers and their Subsidiaries or the performance or consummation of the transactions contemplated thereby, except for those which have been made or obtained and are in full force and effect.

                  (f) No Violation or Default. Neither either Borrower nor any of its Material Subsidiaries is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person or (ii) any Contractual Obligation of such Person (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, neither either Borrower nor any of its Subsidiaries (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or (C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation is reasonably likely to have a Material Adverse Effect. No Default has occurred and is continuing.

                  (g) Litigation.  Except as set forth in Schedule  4.01(g),  no actions (including derivative actions), suits, proceedings or investigations are pending or, to the knowledge of either Borrower, threatened against either Borrower or any of its Subsidiaries at law or in equity in any court or before any other Governmental Authority which
         (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by either Borrower or any of its Subsidiaries of the Credit Documents, the NSI Acquisition Documents or the transactions contemplated thereby.

                  (h) Title; Possession Under Leases. Each Borrower and its Material Subsidiaries own and have good and marketable title, or a valid leasehold interest in, all their respective properties and assets as reflected in the most recent Financial Statements delivered to Agent (except those assets and properties disposed of in the ordinary course of business or otherwise in compliance with this Agreement since the date of such Financial Statements) and all respective assets and properties acquired by such Borrower and its Material Subsidiaries since such date (except those disposed of in the ordinary course of business or otherwise in compliance with this Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens. Each Borrower and its Subsidiaries have complied with all material obligations under all material leases to which they are parties and enjoy peaceful and undisturbed possession under such leases.

                  (i) Financial Statements. The Financial Statements of each Borrower and its Subsidiaries which have been delivered to Agent, (i) are in accordance with the books and records of such Borrower and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP; and
         (iii) fairly present in all material respects the financial conditions and results of operations of such Borrower and its Subsidiaries as of the date thereof and for the period covered thereby. Neither either Borrower nor any of its Subsidiaries has any Contingent Obligations, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed in the audited Financial Statements of such Borrower dated December 31, 1997, furnished by such Borrower to Agent prior to the date hereof, or in the Financial Statements delivered to Agent pursuant to clause (i) or (ii) of Subparagraph 5.01(a).

                  (j)      Employee Benefit Plans.

                           (i) Based on the latest  valuation  of each  Employee
                  Benefit Plan that either NSE or any ERISA Affiliate maintains or contributes to, or has any obligation under (which occurred within twelve months of the date of this representation), the aggregate benefit liabilities of such plan within the meaning of ss. 4001 of ERISA did not exceed the aggregate value of the assets of such plan. Neither NSE nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan contribution coverage is not reasonably likely to have a Material Adverse Effect.

                           (ii) Each  Employee  Benefit Plan  complies,  in both
                  form and operation, in all material respects, with its terms, ERISA and the IRC, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by either NSE or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of NSE or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit. Neither NSE nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the IRC.

                           (iii) Neither NSE nor any ERISA Affiliate contributes
                  to or has any material contingent obligations to any Multiemployer Plan. Neither NSE nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under
                  Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither NSE nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of
                  Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

                           (iv) All employer and employee contributions required
                  by any applicable Governmental Rule in connection with all Foreign Plans have been made, or, if applicable, accrued, in accordance with the country-specific accounting practices. The fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Foreign Plan, which actuarial assumptions are commercially reasonable. Each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable
                  Governmental   Authorities.   Each  Foreign  Plan   reasonably
                  complies in all material respects with all applicable Governmental Rules.

                  (k) Other Regulations. No Borrower or any Subsidiary thereof is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any state public utilities code.

                  (l) Patent and Other Rights. Each Borrower and its Subsidiaries own, license or otherwise have the full right to use, under validly existing agreements, all material patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted.

                  (m) Governmental Charges. Each Borrower and its Subsidiaries have filed or caused to be filed all tax returns which are required to be filed by them. Each Borrower and its Subsidiaries have paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other indebtedness, except such Governmental Charges or indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which are not reasonably likely to have a Material Adverse Effect if unpaid.

                  (n) Margin Stock. Neither Borrower owns any Margin Stock which, in the aggregate, would constitute a substantial part of the assets of such Borrower, and no proceeds of any Loan will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

                  (o)  Subsidiaries,  Etc.  Schedule 4.01(o) (as supplemented by
         NSE from time to time in a written notice to Agent) sets forth each of NSE's Subsidiaries, its jurisdiction of organization, whether it is a Domestic Subsidiary or a Foreign Subsidiary, the classes of its Equity Securities, the number of shares of each such class issued and outstanding, the percentages of shares of each such class owned directly or indirectly by NSE and whether NSE owns such shares directly or, if not, the Subsidiary of NSE that owns such shares. Except for such Subsidiaries, neither Borrower has any Subsidiaries. The only Material Subsidiaries of NSE on the date of this Agreement are NSJ; NSI; Nu Skin Hong Kong, Inc., a Utah corporation; Nu Skin Taiwan, Inc., a Utah corporation; and Nu Skin Korea, Inc., a South Korean corporation. NSJ and Nu Skin Korea, Inc. also are domesticated under the Delaware General Corporate Laws, and their respective Delaware counterparts have only nominal assets.

                  (p) Solvency, Etc. Each of the Borrowers and their Material Subsidiaries is Solvent and, after the execution and delivery of the Credit Documents and NSI Acquisition Documents and the consummation of the transactions contemplated thereby, will be Solvent.

                  (q) NSI Acquisition. NSE consummated the NSI Acquisition on March 30, 1998. The consideration paid by NSE to acquire the Acquired Entities consisted solely of (i) Equity Securities issued by NSE, (ii) NSE's undertaking to pay the NSI Contingent Payments and (iii) promissory notes issued by NSE in an aggregate principal amount equal to the difference between $180,000,000 and the aggregate principal amount of certain promissory notes issued by the Acquired Entities to the former stockholders of the Acquired Entities, which promissory notes of NSE will not exceed $25,000,000 in aggregate principal amount.

                  (r) No Material Adverse Effect. No event has occurred and no condition exists which is reasonably likely to have a Material Adverse Effect.

                  (s) Accuracy of Information Furnished. The Credit Documents and the other certificates, statements and information (excluding projections) furnished to Agent or any Lender by or on behalf of Borrowers and their Subsidiaries in connection with the Credit Documents and the transactions contemplated thereby, taken as a whole, do not contain and will not contain any untrue statement of a material fact and do not omit and will not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All projections have been based upon reasonable assumptions and represent, as of their respective dates of presentations, Borrowers' best estimates of the future performance of Borrowers and their Subsidiaries.

4.02. Reaffirmation. Each Borrower shall be deemed to have reaffirmed, for the benefit of Lenders and Agent, each representation and warranty contained in Paragraph 4.01 on and as of the date of each Credit Event (except for representations and warranties expressly made as of a specified date, which shall be true as of such date).


SECTION V.        COVENANTS.

5.01. Affirmative Covenants. Until the termination of this Agreement and the satisfaction in full by Borrowers of all Obligations, Borrowers will comply, and will cause compliance, with the following affirmative covenants, unless Required Lenders shall otherwise consent in writing:

                  (a) Financial Statements, Reports, etc. Each Borrower shall furnish to Agent the following, each in such form and such detail as Agent or the Required Lenders shall reasonably request:

                           (i) As soon as  available  and in no event later than
                  sixty (60) days after the last day of each fiscal quarter of NSE, a copy of the Financial Statements of NSE and its
                  Subsidiaries (prepared on a consolidated and consolidating basis) for such quarter and for the fiscal year to date, certified by the chief financial officer or treasurer of NSE to present fairly in all material respects the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

                           (ii) As soon as available  and in no event later than
                  one hundred, twenty (120) days after the close of each fiscal year of NSE, (A) copies of the audited Financial Statements of NSE and its Subsidiaries (prepared on a consolidated and consolidating basis) for such year, audited by independent certified public accountants of recognized national standing reasonably acceptable to Agent, (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to Agent) and, to the extent delivered, management letters delivered by such accountants in connection with all such Financial Statements and (C) if available from such accountants, certificates of such accountants to Agent stating that in making the examination necessary for their opinion they have reviewed this Agreement and have obtained no knowledge of any Default which has occurred and is continuing, or if, in the opinion of such accountants, a Default has occurred and is continuing, a statement as to the nature thereof;

                           (iii) Contemporaneously with the quarterly and year-end Financial Statements required by the foregoing clauses (i) and (ii), a compliance certificate of the chief financial officer or treasurer of each Borrower (a "Compliance Certificate") which (A) states that no Default has occurred and is continuing, or, if any such Default has occurred and is continuing, a statement as to the nature thereof and what action Borrowers propose to take with respect thereto and (B) sets forth, for the quarter or year covered by such Financial Statements or as of the last day of such quarter or year (as the case may be), the calculation of the financial ratios and tests provided in Paragraph 5.03 for such Borrower;

                           (iv) As soon as available  and in no event later than
                  sixty (60) days after the last day of the last fiscal quarter in each fiscal year of NSE, a certificate of the chief financial officer or treasurer of NSE which sets forth the calculation of NSE's Debt/EBITDA Ratio for such year;

                           (v) As soon as  possible  and in no event  later than
                  five (5) Business Days after any officer of such Borrower knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan;
                  (B) any actual or threatened litigation, suits, claims or disputes against either Borrower or any of its Subsidiaries involving potential monetary damages payable by either Borrower or its Subsidiaries of $10,000,000 or more (alone or in the aggregate); (C) any other event or condition which is reasonably likely to have a Material Adverse Effect; or (D) any Default; the statement of the chief financial officer or treasurer of such Borrower setting forth details of such event, condition or Default and the action which such Borrower proposes to take with respect thereto;

                           (vi) As soon as available  and in no event later than
                  five (5) Business Days after they are sent, made available or filed, copies of (A) all registration statements and reports filed by NSE or any of its Subsidiaries with the United States Securities and Exchange Commission (including, without limitation, all 10-Q, 10-K and 8-Q reports); (B) all reports, proxy statements and financial statements sent or made available by NSE or any of its Subsidiaries to its security holders; and (C) all press releases and other similar public announcements concerning any material developments in the business of either Borrower or any of its Subsidiaries made available by either Borrower or any of its Subsidiaries to the public generally;

                           (vii) As soon as available and in no event later than
                  thirty (30) days after the first day of each fiscal year of each Borrower, the consolidated plan and forecast of such Borrower and its Subsidiaries for such fiscal year, including quarterly cash flow projections and quarterly projections of such Borrower's compliance with each of the covenants set forth in Paragraph 5.03;

                           (viii) As soon as possible and in no event later than
                  (A) sixty (60) days after the last day of each fiscal quarter, written notice of any new Subsidiary acquired or established by NSE during such quarter, any new Equity Securities of any existing Subsidiary acquired by NSE during such quarter or any other change in the information set forth in Schedule 4.01(o) during such quarter and (B) one hundred, twenty (120) days after the last day of each fiscal year, written notice of any Subsidiary of NSE that has become a Material Subsidiary during such year; and

                           (ix) Such other instruments, agreements, certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of such Borrower or its Subsidiaries, and compliance by such Borrower with the terms of this Agreement and the other Credit Documents as Agent may from time to time reasonably request.

                  (b) Books and Records. Each Borrower and its Subsidiaries shall at all times keep proper books of record and account which shall be complete and correct in all material respects in accordance with GAAP.

                  (c) Inspections. Each Borrower and its Subsidiaries shall permit Agent and each Lender, or any agent or representative thereof, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of such Borrower and its Subsidiaries, to examine the books and records of such Borrower and its Subsidiaries and make copies thereof and to discuss the affairs, finances and business of such Borrower and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as Agent or any Lender may reasonably request (which visits and inspections shall be at the expense of Agent or such Lender unless a Default has occurred and is continuing).

                  (d) Insurance. Each Borrower and its Subsidiaries shall (i) carry and maintain insurance of the types and in the amounts customarily carried from time to time during the term of this Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including fire, public liability, property damage and worker's compensation, (ii) carry and maintain each policy for such insurance with financially sound insurers and (iii) deliver to Agent from time to time, as Agent may request, schedules setting forth all insurance then in effect.

                  (e) Governmental Charges and Other Indebtedness. Each Borrower and its Subsidiaries shall promptly pay and discharge when due (i) all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, (ii) all indebtedness which, if unpaid, could become a Lien upon the property of such Borrower or its Subsidiaries and (iii) subject to any subordination provisions applicable thereto, all other Indebtedness, which in each case, if unpaid, is reasonably likely to have a Material Adverse Effect, except such Indebtedness as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

                  (f) Use of Proceeds. NSE shall use the proceeds of the U.S. Loans only for the purposes set forth in Subparagraph 2.01(g), and NSJ shall use the proceeds of the Japanese Loans only for the purposes set forth in Subparagraph 2.02(f). Neither Borrower shall use any part of the proceeds of any Loan, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve such Borrower, any Lender or Agent in a violation of Regulations T, U or X issued by the Federal Reserve Board.

                  (g) General Business Operations. Each of the Borrowers and their Subsidiaries shall (i) preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person and (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, except, in each case, where any failure is not reasonably likely to have a Material Adverse Effect. NSE shall maintain its chief executive office and principal place of business in the United States and shall not relocate its chief executive office or principal place of business outside of Utah except upon not less than sixty (60) days prior written notice to Agent.

                  (h) Pari Passu Ranking. Each Borrower shall take, or cause to be taken, all actions necessary to ensure that the Obligations of such Borrower are and continue to rank at least pari passu in right of payment with all other unsecured and unsubordinated Indebtedness of such Borrower.

                  (i) Year 2000 Compatibility. Borrowers shall, and shall cause their Material Subsidiaries to, take all acts reasonably necessary to ensure that all software, hardware, firmware, equipment, goods and systems utilized by or material to their business operations or financial condition will properly perform date sensitive functions before, during and after the year 2000. At the request of Agent, Borrowers shall provide to Agent such certifications or other evidence of compliance with this Subparagraph 5.01(i) as Agent may from time to time require.

5.02. Negative Covenants. Until the termination of this Agreement and the satisfaction in full by Borrowers of all Obligations, Borrowers will comply, and will cause compliance, with the following negative covenants, unless Required Lenders shall otherwise consent in writing:

                  (a) Indebtedness. NSE's Subsidiaries shall not create, incur, assume or permit to exist any Indebtedness except for the following ("Permitted Indebtedness"):

                           (i)  The   Obligations   of  NSJ  and   NSE's   other
                  Subsidiaries under the Credit Documents;

                           (ii) Indebtedness of NSJ and NSE's other Subsidiaries
                  listed in Schedule 5.02(a) and existing on the date of this Agreement;

                           (iii)   Indebtedness   of   NSJ   and   NSE's   other
                  Subsidiaries arising from the endorsement of instruments for collection in the ordinary course of their businesses;

                           (iv) Indebtedness of NSJ and NSE's other Subsidiaries
                  for trade accounts payable, provided that (A) such accounts arise in the ordinary course of business and (B) no material part of any such account is more than ninety (90) days past due (unless subject to a bona fide dispute and for which adequate reserves have been established);

                           (v) Indebtedness of NSJ and NSE's other  Subsidiaries
                  under Rate Contracts, provided that all such Rate Contracts are entered into in connection with bona fide hedging operations and not for speculation;

                           (vi) Indebtedness of NSJ and NSE's other Subsidiaries
                  under purchase money loans and Capital Leases incurred by them to finance their acquisition of real property, fixtures or equipment provided that (A) in each case, (y) such Indebtedness is incurred at the time of, or not later than thirty (30) days after, the acquisition of the property so financed and (z) such Indebtedness does not exceed the purchase price of the property so financed and (B) the aggregate amount of such Indebtedness outstanding at any time does not exceed $5,000,000;

                           (vii) Indebtedness of NSJ and NSE's other Subsidiaries under initial or successive refinancings of any Indebtedness permitted by clause (ii) or (vi) above, provided that (A) the principal amount of any such refinancing does not exceed the principal amount of the Indebtedness being refinanced (except to the extent any excess is otherwise permitted by another clause of this Subparagraph 5.02(a)) and
                  (B) the material terms and provisions of any such refinancing (including maturity, redemption, prepayment, default and subordination provisions) are no less favorable to Lenders than the Indebtedness being refinanced;

                           (viii) Indebtedness of NSJ and NSE's other Subsidiaries with respect to surety, appeal, indemnity, performance or other similar bonds in the ordinary course of business (including surety or similar bonds issued in connection with the stay of a proceeding of the type described in Subparagraph 6.01(h));

                           (ix) Indebtedness of NSJ and NSE's other Subsidiaries
                  to and among each other and NSE;

                           (x) Indebtedness of any Subsidiary acquired by NSE or
                  any of its Subsidiaries after the date of this Agreement pursuant to Subparagraph 5.02(d), provided that (A) such Indebtedness exists at the time such Subsidiary is so acquired and (B) such Indebtedness was not created in contemplation of such acquisition;

                           (xi) Indebtedness of NSJ and NSE's other Subsidiaries
                  to one or more Lenders, provided that the aggregate principal amount of such Indebtedness does not exceed $30,000,000 at any time and no guaranty or security is provided for such Indebtedness which is more extensive than the guaranties and security required to be provided by Paragraph 2.13;

                           (xii) Indebtedness of NSJ and NSE's other Subsidiaries to Affiliates (other than Borrowers and their Subsidiaries), provided that (A) the terms of such Indebtedness are at least as favorable to NSJ and NSE's other Subsidiaries as an arms-length transaction with unaffiliated Persons and (B) the aggregate principal amount of such Indebtedness does not exceed $10,000,000 at any time; and

                           (xiii) Other Indebtedness of Borrowers and its Subsidiaries, provided that the aggregate principal amount of all such other Indebtedness does not exceed $1,000,000 at any time.

                  (b) Liens. Neither Borrowers nor their Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of their assets or property of any character, whether now owned or hereafter acquired, except for the following ("Permitted Liens"):

                           (i) Liens in favor of Agent or any Lender securing the Obligations;

                           (ii) Liens listed in Schedule 5.02(b) and existing on
                  the date of this Agreement;

                           (iii) Liens for taxes or other  Governmental  Charges
                  not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                           (iv) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords and other similar Liens imposed by law incurred in the ordinary course of business for sums not overdue more than 45 days or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                           (v) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                           (vi) Zoning restrictions,  easements,  rights-of-way,
                  title irregularities and other similar encumbrances, which alone or in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Borrower or any of its Subsidiaries;

                           (vii) Banker's Liens and similar Liens (including set-off rights) in respect of bank deposits;

                           (viii) Liens on any property or assets  acquired,  or
                  on the property or assets of any Persons acquired, by Borrower or any of its Subsidiaries after the date of this Agreement pursuant to Subparagraph 5.02(d), provided that (A) such Liens exist at the time such property or assets or such Persons are so acquired and (B) such Liens were not created in contemplation of such acquisitions;

                           (ix) Judgement Liens, provided that such Liens do not
                  constitute an Event of Default under Subparagraph 6.01(h);

                           (x) Liens in favor of customs and revenue authorities
                  arising as a matter of law to secure payment of customs duties and in connection with the importation of goods in the ordinary course of each Borrower's and its Subsidiaries' businesses;

                           (xi) Liens securing  Indebtedness  which  constitutes
                  Permitted Indebtedness under clause (vi) of Subparagraph 5.02(a) or Indebtedness of NSE under purchase money loans and Capital Leases incurred to finance its acquisition of real property, fixtures or equipment, provided that, in each case, such Lien (A) covers only those assets, the acquisition of which was financed by such Permitted Indebtedness, and (B) secures only such Permitted Indebtedness;

                           (xii) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by the Liens described in clause (ii) or (xi) above, provided that any extension, renewal or replacement Lien (A) is limited to the property covered by the existing Lien and (B) secures Indebtedness which is no greater in amount and has material terms no less favorable to Lenders than the Indebtedness secured by the existing Lien; and

                           (xiii) Other Liens, provided that the aggregate amount of Indebtedness secured by such other Liens does not exceed $5,000,000 at any time;

         Provided, however, that the foregoing exceptions shall not permit any Lien in any of the Collateral or in any other Equity Securities issued by any Subsidiary of NSE and owned by NSE or any of its other Subsidiaries, except for Liens in favor of Agent securing the Obligations.

                  (c) Asset Dispositions. Neither Borrowers nor their Subsidiaries shall sell, lease, transfer or otherwise dispose of any of their assets or property, whether now owned or hereafter acquired, except for the following:

                           (i)  Sales  of  inventory  by  Borrowers   and  their
                  Subsidiaries in the ordinary course of their businesses;

                           (ii) Sales of surplus, damaged, worn or obsolete assets by Borrowers and their Subsidiaries in the ordinary course of their businesses;

                           (iii) Sales or assignments  of defaulted  receivables
                  to a collection agency in the ordinary course of business; and

                           (iv) Other sales, leases,  transfers and disposals of
                  assets and property, provided that (A) no Default has occurred and is continuing on the date of, or will result after giving effect to, any such sale, lease, transfer or disposal and (B) the aggregate book value of all such assets and property so sold, leased, transferred or otherwise disposed of in any fiscal year does not exceed $10,000,000 per year;

         Provided, however, that the foregoing exceptions shall not permit any sale, lease, transfer or other disposition of any Collateral or of any other Equity Securities issued by any Material Subsidiary of NSE and owned by NSE or any of its other Subsidiaries.

                  (d) Mergers, Acquisitions, Etc. Neither Borrowers nor their Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into them, acquire any Person as a new Subsidiary or acquire all or substantially all of the assets of any other Person, except for the following:

                           (i) Borrowers and their  Subsidiaries  may merge with
                  each other, provided that (A) in any such merger involving either Borrower, such Borrower is the surviving corporation and (B) no Default has occurred and is continuing on the date of, or will result after giving effect to, any such merger;

                           (ii) Acquisitions described in Schedule 5.02(d), provided that:

                                    (A)  No   Default   has   occurred   and  is
                           continuing on the date of, or will result after giving effect to, any such acquisition; and

                                    (B)  The  aggregate  consideration  paid  by
                           Borrowers and their Subsidiaries for all such acquisitions (excluding consideration consisting of the Equity Securities of Borrowers or their Subsidiaries) paid in any fiscal year does not exceed $35,000,000 (provided that any portion of such amount limitation not used in any year may be carried forward in subsequent years to increase the amount of such limitation in such subsequent years until used); and

                           (iii) Other acquisitions of any Person as a new Subsidiary or of all or substantially all of the assets of any other Person, provided that:

                                    (A)  No   Default   has   occurred   and  is
                           continuing on the date of, or will result after giving effect to, any such acquisition; and

                                    (B)  The  aggregate  consideration  paid  by
                           Borrowers and their Subsidiaries for all such acquisitions (excluding consideration consisting of the Equity Securities of Borrowers or their Subsidiaries) paid in any fiscal year does not exceed $15,000,000 (provided that any portion of such amount limitation not used in any year may be carried forward in subsequent years to increase the amount of such limitation in such subsequent years until used).

                  (e) Investments. Neither Borrowers nor their Subsidiaries shall make any Investment except for the following:

                           (i) Investments permitted by the investment policy of
                  NSE set forth in Schedule 5.02(e) or, if any changes to the investment policy of NSE are hereafter duly approved by the Board of Directors of NSE, in any subsequent investment policy which is the most recent investment policy delivered by NSE to Agent with a certificate of NSE`s chief financial officer to the effect that such investment policy has been duly approved by NSE's Board of Directors and is then in effect;

                           (ii) Investments  listed in Schedule 5.02(e) existing
                  on the date of this Agreement;

                           (iii) Investments received by Borrowers and their Subsidiaries in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                           (iv) Investments by Borrowers and their  consolidated
                  Subsidiaries in each other;

                           (v) Investments  consisting of loans to employees and
                  officers for travel, relocation and other similar expenses incurred in the ordinary course of business;

                           (vi) Investments of Borrower and its Subsidiaries in interest rate protection, currency swap and foreign exchange arrangements, provided that all such arrangements are entered into in connection with bona fide hedging operations and not for speculation;

                           (vii)    Deposit accounts;

                           (viii) Investments permitted by Subparagraph 5.02(d);
                  and

                           (ix) Other Investments, provided that:

                                    (A)  No   Default   has   occurred   and  is
                           continuing on the date of, or will result after giving effect to, any such Investment; and

                                    (B)  The  aggregate  consideration  paid  by
                           Borrowers and their Subsidiaries for (1) all such Investments in joint ventures in any fiscal year do not exceed $5,000,000 or (2) all other such
                           Investments in any fiscal year do not exceed $5,000,000 (provided that, in the case of both the preceding clause (1) and clause (2), any portion of such amount limitation not used in any year may be carried forward in subsequent years to increase the amount of such limitation in such subsequent years until used).

                  (f) Dividends, Redemptions, Etc. Neither Borrowers nor their Subsidiaries shall pay any dividends or make any distributions on its Equity Securities; purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; return any capital to any holder of its Equity Securities as such; make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or set apart any sum for any such purpose; except as follows:

                           (i) Either  Borrower or any of its  Subsidiaries  may
                  pay dividends on its capital stock payable solely in such Person's own capital stock, provided that, in the case of any such dividend payable by a Foreign Subsidiary that is a
                  Material Subsidiary to NSE or another Subsidiary, such dividend is delivered and pledged to Agent to the extent required by Subparagraph 2.13(b);

                           (ii) Any Subsidiary of either Borrower may pay dividends to or repurchase its capital stock from such Borrower; and

                           (iii) NSE may pay dividends on its capital stock payable in cash or repurchase its capital stock for cash, provided that, in each case, no Default has occurred and is continuing on the date of, or will result after giving effect to, any such payment or repurchase.

                  (g)  Change  in   Business.   Neither   Borrowers   nor  their
         Subsidiaries shall engage, either directly or indirectly, in any business substantially different from their present business.

                  (h)      Employee Benefit Plans.

                           (i)  Neither  NSE nor any ERISA  Affiliate  shall (A)
                  adopt or institute any Employee Benefit Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, (B) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a Multiemployer Plan,
                  (C) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the IRC involving any Employee Benefit Plan or Multiemployer Plan which would subject NSE or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify,
                  (D) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the IRC or section 302 of ERISA), (E) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (F) fail to comply with the requirements of section 4980B of the IRC or Part 6 of Title I(B) of ERISA, or (G) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the IRC, where singly or cumulatively, the above would be reasonably likely to have a Material Adverse Effect.

                           (ii) Neither Borrowers nor their  Subsidiaries  shall
                  (A) engage in any transaction prohibited by any Governmental Rule applicable to any Foreign Plan, (B) fail to make full payment when due of all amounts due as contributions to any Foreign Plan or (C) otherwise fail to comply with the requirements of any Governmental Rule applicable to any Foreign Plan, where singly or cumulatively, the above would be reasonably likely to have a Material Adverse Effect.

                  (i) Transactions With Affiliates. Neither Borrower nor any of its Subsidiaries shall enter into any Contractual Obligation with any Affiliate (other than one of the Borrowers or one of its Subsidiaries) or engage in any other transaction with any such Affiliate except upon terms at least as favorable to such Borrower or such Subsidiary as an arms-length transaction with unaffiliated Persons.

                  (j) Accounting Changes. Neither Borrowers nor their Subsidiaries shall change (i) their fiscal year (currently January 1 through December 31) or (ii) their accounting practices except as required by GAAP.

                  (k) NSI Contingent Payments. NSE shall not make NSI Contingent Payments that exceed in aggregate amount $100,000,000.

5.03. Financial Covenants. Until the termination of this Agreement and the satisfaction in full by Borrowers of all Obligations, Borrowers will comply, and will cause compliance, with the following financial covenants, unless Required Lenders shall otherwise consent in writing:

                  (a) Leverage Ratio. Neither Borrower shall permit its Leverage Ratio to be greater than (i) 0.50 to 1.00 on June 30, 1998, (ii) 0.47 to 1.00 on September 30, 1998 or December 31, 1998 or (iii) 0.40 to
         1.00 on the last day of any fiscal quarter thereafter.

                  (b) Fixed Charge Coverage Ratio. Neither Borrower shall permit its Fixed Charge Coverage Ratio to be less than 2.50 to 1.00 for any consecutive four-quarter period ending on the last day of any fiscal quarter.

                  (c) Debt/EBITDA Ratio. Neither Borrower shall permit its Debt/EBITDA Ratio to be greater than 1.50 to 1.00 for any consecutive four-quarter period ending on the last day of any fiscal quarter.

                  (d) Tangible Net Worth. Neither Borrower shall permit its Tangible Net Worth on any date of determination (such date to be referred to herein as a "determination date") which occurs after March 31, 1998 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                           (i) Eighty-five percent (85%) of such Borrower's Tangible Net Worth on the base date;

                           (ii) Eighty percent (80%) of the sum of such Borrower's consolidated quarterly net income (ignoring any quarterly losses and deducting, in the case of NSJ, dividends paid by NSJ to NSE) for each quarter after the base date through and including the quarter ending immediately prior to the determination date;

                           (iii) Seventy-five  percent (75%) of the Net Proceeds
                  of all Equity Securities issued by such Borrower and its Subsidiaries during the period commencing on the base date and ending on the determination date; and

                           (iv) Seventy-five percent (75%) of the principal amount of all debt securities of such Borrower and its Subsidiaries converted to Equity Securities during the period commencing on the base date and ending on the determination date.

                  (e) Capital Expenditures. Borrowers and their Subsidiaries shall not pay or incur Capital Expenditures which exceed in aggregate in any fiscal year $35,000,000.


SECTION VI.       DEFAULT.

6.01. Events of Default. The occurrence or existence of any one or more of the following shall constitute an "Event of Default" hereunder:

                  (a) Non-Payment. Either Borrower shall (i) fail to pay when due any principal of any Loan or (ii) fail to pay within two (2) Business Days after the same becomes due any interest, fee or other payment required under the terms of this Agreement or any of the other Credit Documents; or

                  (b) Specific Defaults. Either Borrower or any of its Subsidiary shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Paragraph 5.02 or Paragraph 5.03; or

                  (c) Other Defaults. Either Borrower or any of its Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or the other Credit Documents and such failure shall continue for fifteen (15) Business Days after the earlier of (i) either Borrower's written acknowledgement of such failure and (ii) Agent's or any Lender's written notice to Borrowers of such failure; or

                  (d) Representations and Warranties. Any representation, warranty, certificate, information or other statement (financial or otherwise) made or furnished by or on behalf of either Borrower to Agent or any Lender in or in connection with this Agreement or any of the other Credit Documents, or as an inducement to Agent or any Lender to enter into this Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made (or deemed made) or furnished and either (i) Agent or any Lender has delivered to Borrowers written notice thereof and such representation, warranty, certificate, information or other statement cannot be remedied or (ii) such representation, warranty, certificate, information or other statement continues to be false, incorrect, incomplete or misleading in any material respect ten (10) Business Days after the earlier of (A) either Borrower's written acknowledgement that such representation, warranty, certificate, information or other statement was false, incorrect, incomplete or misleading in any material respect and (B) Agent's or any Lender's written notice to Borrowers that such representation, warranty, certificate, information or other statement was false, incorrect, incomplete or misleading in any material respect; or

                  (e)   Cross-Default.   (i)  Either  Borrower  or  any  of  its
         Subsidiaries  shall  fail  to  make  any  payment  on  account  of  any
         Indebtedness of such Person (other than the Obligations) when due (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) and such failure shall continue beyond any period of grace provided with respect thereto, if the amount of such Indebtedness exceeds $1,000,000 or the effect of such failure is to cause, or permit the holder or holders thereof to cause, Indebtedness of Borrowers and their Subsidiaries (other than the Obligations) in an aggregate amount exceeding $10,000,000 to become due (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) or (ii) either Borrower or any of its Subsidiaries shall otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument relating to any Indebtedness of such Person (other than the Obligations), or any other event shall occur or condition shall exist, if the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, Indebtedness of Borrower and its Subsidiaries (other than the Obligations) in an aggregate amount exceeding $10,000,000 to become due (and/or to be secured by cash collateral); or

                  (f) Insolvency, Voluntary Proceedings. Either Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute),
         (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

                  (g) Involuntary Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of either Borrower or any of its Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to either Borrower or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

                  (h) Judgments. (i) One or more judgments, orders, decrees or arbitration awards requiring Borrowers and/or their Subsidiaries to pay an aggregate amount of $10,000,000 or more (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of Borrowers and otherwise satisfying the requirements set forth in Subparagraph 5.01(d)) shall be rendered against Borrowers and/or their Subsidiaries in connection with any single or related series of transactions, incidents or circumstances and the same shall not be satisfied, vacated or stayed for a period of sixty (60) consecutive days; (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the property of either Borrower or any of its Subsidiaries and the same shall not be released, stayed, vacated or otherwise dismissed within sixty (60) days after issue or levy; or
         (iii) any other judgments, orders, decrees, arbitration awards, writs, assessments, warrants of attachment, tax liens or executions or similar processes which, alone or in the aggregate, are reasonably likely to have a Material Adverse Effect are rendered, issued or levied; or

                  (i) Credit Documents. Any Credit Document or any material term thereof shall cease to be, or be asserted by Borrower or any of its Subsidiaries not to be, a legal, valid and binding obligation of Borrower or any of its Subsidiaries enforceable in accordance with its terms; or

                  (j) Employee Benefit Plans. Any Reportable Event which constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan shall occur, or any Employee Benefit Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plan; or

                  (k) Change of Control. Any Change of Control shall occur; or

                  (l) Material Adverse Effect. Any event(s) or condition(s) which is (are) reasonably likely to have a Material Adverse Effect shall occur or exist.

6.02. Remedies. At any time after the occurrence and during the continuance of any Event of Default (other than an Event of Default referred to in Subparagraph 6.01(f) or 6.01(g)), Agent may, with the consent of the Required Lenders, or shall, upon instructions from the Required Lenders, by written notice to Borrowers, (a) terminate the Commitments and the obligations of Lenders to make Loans and/or (b) declare all outstanding Obligations payable by Borrowers to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Subparagraph 6.01(f) or 6.01(g), immediately and without notice, (1) the Commitments and the obligations of Lenders to make Loans shall automatically terminate and (2) all outstanding Obligations payable by Borrowers hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Agent may exercise any other right, power or remedy available to it under any of the Credit Documents or otherwise by law, either by suit in equity or by action at law, or both.

SECTION VII.      THE AGENT AND RELATIONS AMONG LENDERS.

7.01. Appointment, Powers and Immunities. Each Lender hereby appoints and authorizes Agent to act as its agent hereunder and under the other Credit Documents with such powers as are expressly delegated to Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in any other Credit Document, be a trustee for any Lender or have any fiduciary duty to any Lender. Co-Agents shall not have any duties or responsibilities or any liabilities under this Agreement or any other Credit Document. Notwithstanding anything to the contrary contained herein Agent shall not be required to take any action which is contrary to this Agreement or any other Credit Document or any applicable Governmental Rule. Neither Agent nor any Lender shall be responsible to any other Lender for any recitals, statements, representations or warranties made by either Borrower or any of its Subsidiaries contained in this Agreement or in any other Credit Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure by either Borrower or any of its Subsidiaries to perform their respective obligations hereunder or thereunder. Agent may employ agents and attorneys-in-fact and shall not be responsible to any Lender for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Agent nor any of its directors, officers, employees, agents or advisors shall be responsible to any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Agreement, Agent shall take such action with respect to the Credit Documents as shall be directed by the Required Lenders.

7.02. Reliance by Agent. Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent with reasonable care. As to any other matters not expressly provided for by this Agreement, Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Lenders and shall in all cases be fully protected by Lenders in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of Lenders.

7.03. Defaults. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default unless Agent has received a written notice from a Lender or either Borrower, referring to this Agreement, describing such Default and stating that such notice is a "Notice of Default". If Agent receives such a notice of the occurrence of a Default, Agent shall give prompt notice thereof to Lenders. Agent shall take such action with respect to such Default as shall be reasonably directed by the Required Lenders; provided, however, that until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of Lenders.

7.04. Indemnification. Without limiting the Obligations of Borrowers hereunder, each Lender agrees to indemnify Agent, ratably in accordance with their Proportionate Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof; provided, however, that no Lender shall be liable for any of the foregoing to the extent they arise from Agent's gross negligence or willful misconduct. Agent shall be fully justified in refusing to take or in continuing to take any action hereunder unless it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The obligations of each Lender under this Paragraph 7.04 shall survive the payment and performance of the Obligations, the termination of this Agreement and any Lender ceasing to be a party to this Agreement (with respect to events which occurred prior to the time such Lender ceased to be a Lender hereunder).

7.05. Non-Reliance. Each Lender represents that it has, independently and without reliance on Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the business, prospects, management, financial condition and affairs of Borrowers and their Subsidiaries and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. Neither Agent nor any of its affiliates nor any of their respective directors, officers, employees, agents or advisors shall
(a) be required to keep any Lender informed as to the performance or observance by either Borrower or any of its Subsidiaries of the obligations under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of either Borrower or any of its Subsidiaries; (b) have any duty or responsibility to provide any Lender with any credit or other information concerning either Borrower or any of its Subsidiaries which may come into the possession of Agent, except for notices, reports and other documents and information expressly required to be furnished to Lenders by Agent hereunder; or (c) be responsible to any Lender for (i) any recital, statement, representation or warranty made by either Borrower or any officer, employee or agent of either Borrower in this Agreement or in any of the other Credit Documents, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Credit Document, (iii) the value or sufficiency of the Collateral or the validity or perfection of any of the liens or security interests intended to be created by the Credit Documents, or (iv) any failure by either Borrower to perform its obligations under this Agreement or any other Credit Document.

7.06. Resignation or Removal of Agent. Agent may resign at any time by giving thirty (30) days prior written notice thereof to Borrowers and Lenders, and Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent, which Agent, if not a Lender, shall be reasonably acceptable to Borrowers; provided, however, that Borrowers shall have no right to approve a successor Agent if a Default has occurred and is continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from the duties and obligations thereafter arising hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

7.07. Agent in its Individual Capacity. Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of banking or other business with Borrowers and their Subsidiaries and affiliates as though Agent were not Agent hereunder. With respect to Loans, if any, made by Agent in its capacity as a Lender, Agent in its capacity as a Lender shall have the same rights and powers under this Agreement and the other Credit Documents as any other Lender and may exercise the same as though it were not Agent, and the terms "Lender" or "Lenders" shall include Agent in its capacity as a Lender.


SECTION VIII.     MISCELLANEOUS.

8.01. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon either Borrower, any Lender or Agent under this Agreement or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to either Borrower or Agent, at its respective facsimile number or address set forth below or, if to any Lender, at the address or facsimile number specified for such Lender in Part B of Schedule I (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (a) when sent by an overnight courier service of recognized standing, on the second Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service or registered mail through the Japanese Post Office, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt; provided, however, that any notice delivered to Agent under Section II shall not be effective until received by Agent.

                  Agent:          For notices related to the Japanese Borrowing:

                                  ABN AMRO Bank N.V.
                                  Tokyo Branch
                                  13F, Shiroyama JT Mori Building
                                  4-3-1, Toranomon, Minato-ku
                                  Tokyo 105
                                  Japan
                                  Attn: Kiyoharu Michiwaki
                                  Tel. No: 81-3-5405-6575
                                  Fax No: 81-3-5405-6902 or 6903

                                  For notices related to the U.S. Borrowing, all other notices and copies of notices related to the Japanese Borrowing:

                                  ABN AMRO Bank N.V.
                                  Syndications Group
                                  1325 Avenue of the Americas, 9th Floor
                                  New York, NY  10019
                                  U.S.A.
                                  Attn:  Linda Boardman
                                  Tel. No: (212) 314-1724
                                  Fax. No: (212) 314-1712

                                  With a copy in each case to:

                                  ABN AMRO Bank N.V.
                                  101 California Street, Suite 4550
                                  San Francisco, CA  94111-5812
                                  Attn:  Tamira Treffers-Herrera
                                  Tel: (415) 984-3709
                                  Fax: (415) 362-3524


                  NSE:            Nu Skin Enterprises, Inc.
                                  One Nu Skin Plaza
                                  75 West Center
                                  Provo, Utah 84601
                                  Attn: Chief Financial Officer
                                  Tel. No: (801) 345-3000
                                  Fax No. (801) 345-3099

                  NSJ:            Nu Skin Japan Co., Ltd.
                                  Shinjuku I-Land Tower 23F
                                  6-5-1 Nishi Shinju-ku
                                  Tokyo, Japan 163-13
                                  Attn: [___________]
                                  Tel. No: 81-3-5321-3600
                                  Fax No. 81-3-5321-3799

                                  with a copy to NSE as provided above.

Each Notice of U.S. Borrowing, Notice of U.S. Borrowing Conversion, Notice of U.S. Borrowing Interest Period Selection and Extension Request shall be given by NSE to Agent's New York office located at the address referred to above during such office's normal business hours; provided, however, that any such notice received by Agent after 11:00 a.m. (New York time) on any Business Day shall be deemed received by Agent on the next Business Day. Each Notice of Japanese Borrowing, Notice of Japanese Borrowing Interest Period Selection and Extension Request shall be given by NSJ to Agent's Tokyo office at the address referred to above during such office's normal business hours; provided, however, that any such notice received by Agent after 10:00 a.m. (Tokyo time) on any Business Day shall be deemed received by Agent on the next Business Day. In any case where this Agreement authorizes notices, requests, demands or other communications by Borrowers to Agent or any Lender to be made by telephone or facsimile, Agent or any Lender may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by Agent or a Lender is such a person.

8.02. Expenses. Borrowers jointly and severally agree to pay on demand, whether or not any Loan is made hereunder, (a) all reasonable and documented fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent in connection with the syndication of the Facilities, the preparation, negotiation, execution and delivery of, and the exercise of its duties under, this Agreement and the other Credit Documents, and the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder and
(b) all reasonable and documented fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent and Lenders in the enforcement or attempted enforcement of any of the Obligations or in preserving any of Agent's or Lenders' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding involving either Borrower or any of its Subsidiaries). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of Agent's and Lenders' in-house legal counsel and staff. The obligations of Borrowers under this Paragraph 8.02 shall survive the payment and performance of the Obligations and the termination of this Agreement.

8.03. Indemnification. To the fullest extent permitted by law, Borrowers jointly and severally agree to protect, indemnify, defend and hold harmless Agent, Lenders and their Affiliates and their respective directors, officers, employees, agents and advisors ("Indemnitees") from and against any and all liabilities, losses, damages or expenses of any kind or nature and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to the Credit Documents or any transaction contemplated thereby, including without limitation any use by either Borrower of any proceeds of the Loans, except to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Agent or any Lender believes is covered by this indemnity, Agent or such Lender shall give Borrowers notice of the matter and an opportunity to defend it, at Borrowers' sole cost and expense, with legal counsel satisfactory to Agent or such Lender, as the case may be. Agent or such Lender may also require Borrowers to defend the matter. Any failure or delay of Agent or any Lender to notify Borrowers of any such suit, claim or demand shall not relieve Borrowers of their obligations under this Paragraph 8.03 but shall reduce such obligations to the extent of any increase in those obligations caused solely by any such failure or delay which is unreasonable. The obligations of Borrowers under this Paragraph 8.03 shall survive the payment and performance of the Obligations and the termination of this Agreement.

8.04. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement or any other Credit Document may be amended or waived, and any consent under this Agreement or any other Credit Document may be given, if such amendment, waiver or consent is in writing and is signed by Borrowers and the Required Lenders (or Agent on behalf of the Required Lenders with the written approval of the Required Lenders); provided, however that:

                  (a) Any amendment, waiver or consent which would (i) extend the Maturity Date (except for extensions as provided in Paragraph 2.03), (ii) reduce the Commitment Fees or any other fees or other amounts payable for the account of all Lenders hereunder or extend the scheduled date for payment of any such fees or amounts, (iii) amend this Paragraph 8.04, (iv) amend the definition of Required Lenders or
         (v) release any substantial part of the Collateral or any Guaranty (except for releases as provided in Paragraph 2.13), must be in writing and signed or approved in writing by all Lenders;

                  (b) Any amendment, waiver or consent which would (i) increase the Total U.S. Commitment or (ii) reduce the principal of or interest on the U.S. Loans or any fees or other amounts payable for the account of all U.S. Lenders hereunder or extend the scheduled date for payment of any such principal, interest, fees or amounts, must be in writing and signed or approved in writing by all U.S. Lenders;

                  (c) Any amendment, waiver or consent which would (i) increase the Total Japanese Commitment or (ii) reduce the principal of or interest on the Japanese Loans or any fees or other amounts payable for the account of all Japanese Lenders hereunder or extend the scheduled date for payment of any such principal, interest, fees or amounts, must be in writing and signed or approved in writing by all Japanese Lenders;

                  (d) Any amendment, waiver or consent which would (i) increase or decrease the U.S. Commitment of any U.S. Lender (except for a pro rata decrease in the U.S. Commitments of all U.S. Lenders) or (ii) increase or decrease the Japanese Commitment of any Japanese Lender (except for a pro rata decrease in the Japanese Commitments of all Japanese Lenders) must be in writing and signed by such Lender; and

                  (e) Any amendment, waiver or consent which affects the rights or obligations of Agent must be in writing and signed by Agent.

No failure or delay by Agent or any Lender in exercising any right under this Agreement or any other Credit Document shall operate as a waiver thereof or of any other right hereunder or thereunder nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right hereunder or thereunder. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

8.05.    Successors and Assigns.

                  (a) Binding Effect. This Agreement and the other Credit Documents shall be binding upon and inure to the benefit of Borrowers, Lenders, Agent, all future holders of the Notes and their respective successors and permitted assigns, except that neither Borrower may assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of Agent and each Lender.

                  (b) Participations. Any Lender may at any time sell to one or more banks or other financial institutions ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under this Agreement and the other Credit Documents. In the event of any such sale by a Lender of participating interests, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of its Notes for all purposes under this Agreement and Borrowers and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any such sale is effected may require the selling Lender to obtain the consent of the Participant in order for such Lender to agree in writing to any amendment, waiver or consent of a type specified in clause
         (a)(i), (a)(v), (b)(ii), (c)(ii) or Subparagraph (d) of Paragraph 8.04 but may not otherwise require the selling Lender to obtain the consent of such Participant to any other amendment, waiver or consent hereunder. Borrowers also agree that any Lender which has transferred any participating interest in its Commitments or Loans shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Lender under Paragraph 2.10, Paragraph 2.11, and Paragraph 2.12, as if such Lender had not made such transfer.

                  (c) Assignments. Any Lender may, at any time, sell and assign to any other Lender or any Eligible Assignee (individually, an "Assignee Lender") all or a portion of its rights and obligations under this Agreement and the other Credit Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an assignment agreement in the form of Exhibit K(an "Assignment Agreement"), executed by each Assignee Lender and such assignor Lender (an "Assignor Lender") and delivered to Agent for its acceptance and recording in the Register; provided, however, that:

                           (i) Without  the written  consent of Agent and, if no
                  Default has occurred and is continuing, NSE (which consent of Agent and NSE shall not be unreasonably withheld), no U.S. Lender may make any Assignment of its U.S. Commitment or U.S. Loan to any Assignee Lender which is not, immediately prior to such Assignment, a U.S. Lender hereunder or an Affiliate thereof acting through an office or branch located in the United States;

                           (ii) Without the written  consent of Agent and, if no
                  Default has occurred and is continuing, NSJ (which consent of Agent and NSJ shall not be unreasonably withheld), no Japanese Lender may make any Assignment of its Japanese Commitment or Japanese Loan to any Assignee Lender which is not, immediately prior to such Assignment, a Japanese Lender hereunder or an Affiliate thereof acting through an office or branch located in Japan;

                           (iii) Without the written consent of Agent and, if no
                  Default has occurred and is continuing, NSE (which consent of Agent and NSE shall not be unreasonably withheld), no U.S. Lender may make any Assignment of its U.S. Commitment or U.S. Loan to any Assignee Lender if, after giving effect to such Assignment, the U.S. Commitment or U.S. Loan of such Lender or such Assignee Lender would be less than Ten Million Dollars ($10,000,000) (except that a U.S. Lender may make an Assignment which reduces its U.S. Commitment or U.S. Loan to zero without the written consent of NSE and Agent);

                           (iv) Without the written  consent of Agent and, if no
                  Default has occurred and is continuing, NSJ (which consent of Agent and NSJ shall not be unreasonably withheld), no Japanese Lender may make any Assignment of its Japanese Commitment or Japanese Loan to any Assignee Lender if, after giving effect to such Assignment, the Japanese Commitment or Japanese Loan of such Lender or such Assignee Lender would be less than One Billion Yen ((Y)1,000,000,000) (except that a Japanese Lender may make an Assignment which reduces its Japanese Commitment or Japanese Loan to zero without the written consent of NSE and Agent);

                           (v) Without  the written  consent of Agent and, if no
                  Default has occurred and is continuing, NSE (which consent of Agent and NSE shall not be unreasonably withheld), no U.S. Lender may make any Assignment of its U.S. Commitment or U.S. Loan which does not assign and delegate an equal pro rata interest in all rights, duties and obligations of such Lender under this Agreement and the other Credit Documents (except for its rights and duties, if any, relating to the Japanese Facility); and

                           (vi) Without the written  consent of Agent and, if no
                  Default has occurred and is continuing, NSJ (which consent of Agent and NSJ shall not be unreasonably withheld), no Japanese Lender may make any Assignment of its Japanese Commitment or Japanese Loan which does not assign and delegate an equal pro rata interest in all rights, duties and obligations of such Lender under this Agreement and the other Credit Documents (except for its rights and duties, if any, relating to the U.S. Facility).

         Upon  such  execution,  delivery,  acceptance  and  recording  of  each
         Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement, (A) each Assignee Lender thereunder shall be a Lender hereunder with Commitments or Loans as set forth on Attachment 1 to such Assignment Agreement (under the caption "Commitments or Loans After Assignment") and shall have the rights, duties and obligations of such a Lender under this Agreement and the other Credit Documents, and (B) the Assignor Lender thereunder shall be a Lender with Commitments or Loans as set forth on Attachment 1 to such Assignment Agreement (under the caption "Commitments or Loans After Assignment"), or, if the Commitments or Loans of the Assignor Lender have been reduced to zero, the Assignor Lender shall cease to be a Lender and to have any obligation to make any Loan; provided, however, that any such Assignor Lender which ceases to be a Lender shall continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend Schedule

         I to the extent, and only to the extent, necessary to reflect the addition of each Assignee Lender, the deletion of each Assignor Lender which reduces its Commitments or Loans to zero, and the resulting adjustment of Commitments or Loans arising from the purchase by each Assignee Lender of all or a portion of the rights and obligations of an Assignor Lender under this Agreement and the other Credit Documents. On or prior to the Assignment Effective Date determined pursuant to each Assignment Agreement, Borrowers, at their own expense, shall, if requested by Assignee Lenders, execute and deliver to Agent, in exchange for the surrendered Notes, if any, of the Assignor Lender thereunder, new Notes to the order of each Assignee Lender thereunder and, if the Assignor Lender is continuing as a Lender hereunder, new Notes to the order of the Assignor Lender. The Notes surrendered by the Assignor Lender shall be returned by Agent to Borrowers marked "replaced". Each Assignee Lender which becomes a U.S. Lender and was not previously a U.S. Lender hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a U.S. Lender, deliver to NSE and Agent such certificates and other evidence as NSE or Agent may reasonably request to establish that such Lender is entitled to receive payments under this Agreement on account of its U.S. Loan without deduction or withholding of any United States federal income taxes. Each Assignee Lender which becomes a Japanese Lender and was not previously a Japanese Lender hereunder and which is not incorporated under the laws of Japan shall, within three (3) Business Days of becoming a Japanese Lender, deliver to NSJ and Agent such certificates and other evidence as NSJ or Agent may reasonably request to establish that such Lender is entitled to receive payments under this Agreement on account of its Japanese Loan without deduction or withholding of any Japanese income taxes.

                  (d) Register. Agent shall maintain at its address referred to in Paragraph 8.01 a copy of each Assignment Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of Lenders and the Commitments or Loans of each Lender from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Borrowers, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Commitments or Loans recorded therein for all purposes of this Agreement. The Register shall be available for inspection by either Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Registration. Upon its receipt of an Assignment Agreement executed by an Assignor Lender and an Assignee Lender (and, to the extent required by Subparagraph 8.05(c), by Borrowers and Agent) together with payment to Agent by Assignor Lender of a registration and processing fee of $3,000, Agent shall (i) promptly accept such Assignment Agreement and (ii) on the Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to Lenders and Borrowers. Agent may, from time to time at its election, prepare and deliver to Lenders and Borrowers a revised Schedule I reflecting the names, addresses and respective Commitments or Loans of all Lenders then parties hereto.

                  (f) Confidentiality. Subject to Paragraph 8.12, Agent and Lenders may disclose the Credit Documents and any financial or other information relating to Borrowers or any Subsidiary to each other or to any potential Participant or Assignee Lender.

                  (g) Pledges to Federal Reserve Banks. Notwithstanding any other provision of this Agreement, any Lender may at any time assign all or a portion of its rights under this Agreement and the other Credit Documents to a Federal Reserve Bank. No such assignment shall relieve the assigning Lender from its obligations under this Agreement and the other Credit Documents.

8.06.    Setoff; Security Interest.

                  (a) Setoff. In addition to any rights and remedies of Lenders provided by law, each Lender shall have the right, with the prior consent of Agent but without prior notice to or consent of Borrowers, any such notice and consent being expressly waived by Borrowers to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against the Obligations of either Borrower any amount owing from such Lender to such Borrower. The aforesaid right of set-off may be exercised by such Lender against a Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of such Borrower or against anyone else claiming through or against such Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off may not have been exercised by such Lender at any prior time. Each Lender agrees promptly to notify the applicable Borrower after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  (b) Security Interest. As security for the Obligations, each Borrower hereby grants to Agent and each Lender, for the benefit of all Lenders, a continuing security interest in any and all deposit accounts or moneys of such Borrower now or hereafter maintained with such Lender. Each Lender shall have all of the rights of a secured party with respect to such security interest.

8.07. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

8.08. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

8.09. Jury Trial. EACH OF BORROWERS, LENDERS AND AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT.

8.10. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

8.11. . NSE is individually liable for the payment of the U.S. Commitment Fees and the principal of, interest on and all other amounts related to the U.S. Loans, and NSJ is individually liable for the payment of the Japanese Commitment Fees and the principal of, interest on and all other amounts related to the Japanese Loans. Each Borrower is jointly and severally liable for the payment and performance of all other Obligations under this Agreement and the other Credit Documents, and NSE also is liable for the payment and performance of all Obligations of NSJ under this Agreement and the other Credit Documents as provided in the NSE Guaranty.

8.12. . Neither any Lender nor Agent shall disclose to any Person any information with respect to Borrowers or any of their Subsidiaries which is furnished pursuant to this Agreement or under the other Credit Documents, except that any Lender or Agent may disclose any such information (a) to its own directors, officers, employees, auditors, counsel and other advisors and to its Affiliates to the extent reasonably determined by such Lender or Agent to be necessary for the administration or enforcement of the Credit Documents; (b) to any other Lender or Agent; (c) which is otherwise available to the public; (d) if required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Lender or Agent; (e) if required in response to any summons or subpoena; (f) in connection with any enforcement by Lenders and Agent of their rights under this Agreement or the other Credit Documents or any litigation among the parties relating to the Credit Documents or the transactions contemplated thereby; (g) to comply with any Requirement of Law applicable to such Lender or Agent; (h) to any Assignee Lender or Participant or any prospective Assignee Lender or Participant, provided that such Assignee Lender or Participant or prospective Assignee Lender or Participant agrees to be bound by this Paragraph 8.12; or (i) otherwise with the prior consent of Borrowers; provided, however, that (i) any Lender or Agent served with any summons or subpoena demanding the disclosure of any such information shall use reasonable efforts to notify Borrowers promptly of such summons or subpoena if not prohibited by any Requirement of Law and, if requested by Borrowers and not disadvantageous to such Lender or Agent, to cooperate with Borrowers in obtaining a protective order restricting such disclosure, and (ii) any disclosure made in violation of this Agreement shall not affect the obligations of Borrowers and their Subsidiaries under this Agreement and the other Credit Documents.

8.13. . Each Borrower irrevocably submits to the non-exclusive jurisdiction of the courts of the State of California and the courts of the United States of America located in the Northern District of California and agrees that any legal action, suit or proceeding arising out of or relating to this Agreement or any of the other Credit Documents may be brought against such party in any such courts. Final judgment against either Borrower in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the judgment, or in any other manner provided by law. Nothing in this Subparagraph 8.13 shall affect the right of Agent or any Lender to commence legal proceedings or otherwise sue either Borrower in any other appropriate jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other papers upon either Borrower in any manner authorized by the laws of any such jurisdiction. Each Borrower agrees that process served either personally or by registered mail shall, to the extent permitted by law, constitutes adequate service of process in any such suit. Without limiting the foregoing, each Borrower hereby appoints, in the case of any such action or proceeding brought in the courts of or in the State of California, CT Corporation, with offices on the date hereof at 818 West Seventh Street, Los Angeles, California 90017, to receive for it and on its behalf, service of process in the State of California with respect thereto, provided each Borrower may appoint any other person, reasonably acceptable to Agent, with offices in the State of California to replace such agent for service of process upon delivery to Agent of a reasonably acceptable agreement of such new agent agreeing so to act. Each Borrower irrevocably waives to the fullest extent permitted by applicable law (a) any objection which it may have now or in the future to the laying of the venue of any such action, suit or proceeding in any court referred to in the first sentence above; (b) any claim that any such action, suit or proceeding has been brought in an inconvenient forum; (c) its right of removal of any matter commenced by any other party in the courts of the State of California to any court of the United States of America; (d) any immunity which it or its assets may have in respect of its obligations under this Agreement or any other Credit Document from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process; and (e) any right it may have to require the moving party in any suit, action or proceeding brought in any of the courts referred to above arising out of or in connection with this Agreement or any other Credit Document to post security for the costs of such Borrower or to post a bond or to take similar action.

                       [The first signature page follows.]

         IN WITNESS WHEREOF, Borrowers, Lenders and Agent have caused this Agreement to be executed as of the day and year first above written.

BORROWERS:                               NU SKIN ENTERPRISES, INC.


                                         By: /s/ Steven J. Lund
                                               Name: Steven J. Lund
                                               Title:President and CEO


                                         NU SKIN JAPAN CO., LTD.


                                         By: /s/ Steven J. Lund
                                               Name: Steven J. Lund
                                               Title:Representative Director


AGENT:                                   ABN AMRO BANK N.V.


                                         By: /s/ Tamira Treffers-Herrera
                                               Name: Tamira Treffers-Herrera
                                               Title:Vice President & Director


                                         By: /s/ Bradford H. Leahy
                                               Name: Bradford H. Leahy
                                               Title:Assistant Vice President


LENDERS:                                 ABN AMRO BANK N.V.


                                         By: /s/ Tamira Treffers-Herrera
                                               Name: Tamira Treffers-Herrera
                                               Title:Vice President & Director


                                         By: /s/ Bradford H. Leahy
                                               Name: Bradford H. Leahy
                                               Title:Assistant Vice President

                                         BANK OF AMERICA  NATIONAL  TRUST AND
                                         SAVINGS ASSOCIATION



                                         By: /s/ Kevin C. Leader
                                               Name: Kevin C. Leader
                                               Title:Vice President


                                         By:
                                               Name:
                                               Title:


                                         BANK ONE, UTAH, NATIONAL ASSOCIATION


                                         By: /s/ Stephen A. Cazier
                                               Name:       Stephen A. Cazier
                                               Title:      Vice President


                                         BANQUE NATIONALE DE PARIS


                                         By: /s/ D. Guy Gibb
                                               Name: D. Guy Gibb
                                               Title:Vice President


                                         By: /s/ Jeffrey S. Kajisa
                                               Name: Jeffrey S. Kajisa
                                               Title:Assistant Vice President

                                         KEYBANK NATIONAL ASSOCIATION


                                         By: /s/ Mary K. Young
                                               Name: Mary K. Young
                                               Title:Commercial Banking Officer


                                         By: /s/ James A. Taylor
                                               Name: James A. Taylor
                                               Title:Assistant Vice President


                                         NATIONSBANK, N.A.


                                         By: /s/ Natalie E. Herbert
                                               Name: Natalie E. Herbert
                                               Title:Vice President


                                         By:
                                               Name:
                                               Title:


                                         UNION BANK OF CALIFORNIA, N.A.


                                         By: /s/ Wanda Headrick
                                               Name: Wanda Headrick
                                               Title:Vice President


                                         By:
                                               Name:
                                               Title:

                                         U.S. BANK, NATIONAL ASSOCIATION


                                         By: /s/ Thomas A. Eshom
                                               Name: Thomas A. Eshom
                                               Title:Vice President


                                         By:
                                               Name:
                                               Title:


                                         ZIONS FIRST NATIONAL BANK


                                         By:
                                               Name:
                                               Title:


                                         By:
                                               Name:
                                               Title:

CO-AGENTS:                               BANK OF AMERICA  NATIONAL  TRUST AND
                                         SAVINGS ASSOCIATION



                                         By: /s/ Kevin C. Leader
                                               Name: Kevin C. Leader
                                               Title:Vice President


                                         By:
                                               Name:
                                               Title:


                                         NATIONSBANK, N.A.


                                         By: /s/ Natalie E. Herbert
                                               Name: Natalie E. Herbert
                                               Title:Vice President


                                         By:
                                               Name:
                                               Title:

                                   SCHEDULE I

                                     LENDERS

                              PART A - COMMITMENTS



                                            U.S.                 JAPANESE
LENDER                                   COMMITMENT             COMMITMENT
-----------------------------------   ----------------     ---------------------

ABN AMRO Bank N.V.                                  0         $33,400,000.00

Bank of America National Trust and     $10,000,000.00         $20,000,000.00
Savings Association

Bank One, Utah, National               $10,000,000.00                      0
Association

Banque Nationale de Paris               $8,400,000.00          $6,600,000.00

KeyBank National Association           $20,000,000.00                      0

NationsBank, N.A.                      $21,600,000.00                      0

Union Bank of California, N.A.         $10,000,000.00         $10,000,000.00

U.S. Bank, National Association        $15,000,000.00                      0

Zions First National Bank              $15,000,000.00                      0

TOTAL                                 $110,000,000.00         $70,000,000.00

                      PART B - ADDRESSES FOR NOTICES, ETC.

ABN AMRO BANK N.V.


Domestic Lending Office and Euro-Dollar Lending Office:

         ABN AMRO Bank N.V.
         San Francisco International Branch
         101 California Street, Suite 4550
         San Francisco, CA 94111

Japanese Lending Office:

         ABN AMRO Bank N.V.
         Tokyo Branch
         13F, Shiroyama JT Mori Building
         4-3-1, Toranomon, Minato-ku
         Tokyo 105
         Japan

Address for Notices related to the U.S. Borrowing:

         ABN AMRO Bank N.V.
         San Francisco International Branch
         101 California Street, Suite 4550
         San Francisco, CA 94111
         Attn: Tamira Treffers-Herrera
         Tel. No: (415) 984-3709
         Fax No: (415) 362-3524

Address for Notices related to the Japanese Borrowing:

         ABN AMRO Bank N.V.
         Tokyo Branch
         13F, Shiroyama JT Mori Building
         4-3-1, Toranomon, Minato-ku
         Tokyo 105
         Japan
         Attn: Kiyoharu Michiwaki
         Tel. No: 81-3-5405-6575
         Fax No: 81-3-5405-6902 or 6903

With a copy of all notices to:

         ABN AMRO North America, Inc.
         Syndications Group
         1325 Avenue of the Americas, 9th Floor
         New York, NY 10019
         Attn: Linda Boardman
         Tel. No: (212) 314-1724
         Fax No: (212) 314-1712

Wiring Instructions for the U.S. Borrowing:

         ABN AMRO Bank N.V.
         New York, New York
         RT/ABA No.: 026009580
         Account Name: ABN AMRO Bank N.V. - Chicago CPU
         Account No.: 650-001-1789-41
         Reference: Nu Skin Enterprises, Inc.

Wiring Instructions for the Japanese Borrowing:

         Paying Bank:               Sakura Bank, Tokyo Eigyo-bu
         Beneficiary:               Oranda Ginko Tokyo Shiten
         (Japanese Account Name for ABN AMRO Bank Tokyo Branch)
         Type of Account:  Current
         Account No.:               1008000
         Reference:                 Nu Skin Japan

         -or-

         BOJ Net (Bank of Japan Financial Network System)
         Tohzo Yokin Furikae
         Account No.:               0422-001
         Transfer Code:    055
         Settlement:                Kokan Jiri

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

Domestic Lending Office and Euro-Dollar Lending Office:

                      Bank of America National Trust and Savings Association 555 California Street, 41st Floor
                      San Francisco, CA  94104

Japanese Lending Office:

                      Bank of America National Trust and Savings Association Ark Mori Building
                      No. 12-32, Akasaka 1-Chome
                      Minato-ku, Tokyo 107
                      Japan

Address for Notices related to the U.S. Borrowing:

                      Bank of America National Trust and Savings Association 555 California Street, 41st Floor
                      San Francisco, CA  94104
                      Attn:  Kevin C. Leader, Vice President
                      Tel. No:      (415) 622-8168
                      Fax No:       (415) 622-4585
                      Telex:        34346
                      Answerback:  BANKAMER SFO

Address for Notices related to the Japanese Borrowing:

                      Bank of America National Trust and Savings Association Ark Mori Building
                      No. 12-32, Akasaka 1-Chome
                      Minato-ku, Tokyo 107
                      Japan
                      Attn:  Atshushi Tauchi
                      Tel. No:      81-3-3587-3165
                      Fax No:       81-3-3587-3377

Wiring Instructions for the U.S. Borrowing:

                      Bank of America National Trust and Savings Association 1850 Gateway Boulevard
                      Concord, CA  94520
                      Attn:         Vickie Kish
                      Tel. No.:     (925) 675-7343
                      Fax No.:      (925) 675-7531 or 7532
                      TELEX:        34346
                      ANSWERBACK:   BANKAMER SFO
                      ABA No:       121000358
                      Account No:  12331-83980
                      Attn:         Vickie Kish
                      Reference:    Nu Skin Enterprises

Wiring Instructions for the Japanese Borrowing:

                      Bank of Japan
                      For Account of:       Bank of America Tokyo Branch
                      Account No.:  0403-001
                      Attn:         Ayako Nishimura

BANK ONE, UTAH, NATIONAL ASSOCIATION

Domestic Lending Office and Euro-Dollar Lending Office:

                      Bank One, Utah, N.A.
                      80 West Broadway, Suite 200
                      Salt Lake City, UT  84101

Address for Notices related to the U.S. Borrowing:

                      Bank One, Utah, N.A.
                      80 West Broadway, Suite 200
                      Salt Lake City, UT  84101
                      Attn:  Stephen A. Cazier
                      Tel. No.:     (801) 481-5139
                      Fax No.:      (801) 481-5031

                      with a copy to:

                      Bank One, Utah, N.A.
                      80 West Broadway, Suite 300
                      Salt Lake City, UT  84101
                      Attn:  Lori Koncar
                      Tel. No:      (801) 481-5771
                      Fax No:       (801) 481-5369

Wiring Instructions for the U.S. Borrowing:

                      Bank One, Utah, N.A.
                      80 West Broadway, Suite 300
                      Salt Lake City, Utah 84101
                      ABA No.:  124001545
                      For Further Credit to:  Account No. 1547-8015

BANQUE NATIONALE DE PARIS

Domestic Lending Office and Euro-Dollar Lending Office:

                      Banque Nationale de Paris
                      San Francisco Branch
                      180 Montgomery Street, 3rd Floor
                      San Francisco, CA  94104

Japanese Lending Office:

                      Banque Nationale de Paris
                      Tokyo Branch
                      Shiroyama JT Mori Bldg. 23F
                      3-1, Toranomon 4-chome
                      Minato-ku, Tokyo
                      Japan

Address for Notices related to the U.S. Borrowing:

                      Banque Nationale de Paris
                      180 Montgomery Street, 3rd Floor
                      San Francisco, CA  94104
                      Attn:  Donald A. Hart, Vice President-Treasury
                      Tel. No:      (415) 956-2511
                      Fax No:       (415) 989-9041
                      Telex No:     RCA 278900
                      Answerback:  BNPS UR

                      with a copy to:

                      Banque Nationale de Paris
                      180 Montgomery Street, 3rd Floor
                      San Francisco, CA  94104
                      Attn:  D. Guy Gibb, Vice President
                      Tel. No:      (415) 956-0707, Ext. 206
                      Fax No:       (415) 296-8954
                      Telex No:     RCA 278900
                      Answerback:  BNPS UR

Address for Notices related to the Japanese Borrowing:

                      Banque Nationale de Paris
                      Tokyo Branch
                      Shiroyama JT Mori Bldg. 23F
                      3-1, Toranomon 4-chome
                      Minato-ku, Tokyo
                      Japan
                      Attn:  Patricia Doyle
                      Tel. No:      81-3-5473-3526
                      Fax No:       81-3-5473-3545

                      with a copy to:

                      Banque Nationale de Paris
                      Tokyo Branch
                      Shiroyama JT Mori Bldg. 23F
                      3-1, Toranomon 4-chome
                      Minato-ku, Tokyo
                      Japan
                      Attn:  Osamu Azuma
                      Tel. No:      81-3-5473-3680
                      Fax No:       81-3-5473-3679

Wiring Instructions for the U.S. Borrowing:

                      Banque Nationale de Paris
                      ABA No:               026007689
                      Beneficiary:  BNP San Francisco
                      Account No.:  14334000176
                      Reference:            [commitment fee, interest payment,
                                             principal paydown, etc.]
By Order:             Nu Skin Enterprises, Inc.
                      Attn:                 Peggy Tatum

Wiring Instructions for the Japanese Borrowing:

                      Banque Nationale de Paris
                      c/o Bank of Japan
                      Tokyo
                      Account No:  0443

KEYBANK NATIONAL ASSOCIATION

Domestic Lending Office and Euro-Dollar Lending Office:

                      KeyBank National Association
                      700 Fifth Avenue, 46th Floor
                      Seattle, WA  98104

Address for Notices related to the U.S. Borrowing:

                      KeyBank National Association
                      431 E. Parkcenter Boulevard
                      Boise, ID  83706
                      Attn:  Specialty Services Team
                      Tel. No:      (800) 297-5518
                      Fax No:       (800) 297-5495

Wiring Instructions for the U.S. Borrowing:

                      KeyBank National Association
                      ABA No:       125000574
                      Attn:         Specialty Services
                      Account No:  01500163
                      Reference:  Nu Skin

NATIONSBANK, N.A.

Domestic Lending Office and Euro-Dollar Lending Office:

                      NationsBank, N.A.
                      901 Main Street, 67th Floor
                      Dallas, TX  75202

Address for Notices related to the U.S. Borrowing:

                      NationsBank, N.A.
                      901 Main Street, 67th Floor
                      Dallas, TX  75202
                      Attn:  Natalie E. Hebert
                      Tel. No:      (214) 508-9060
                      Fax No:       (214) 508-0980

                      with a copy to:

                      NationsBank, N.A.
                      901 Main Street, 14th Floor
                      Dallas, TX  75202
                      Attn:  Ngozi Ebete
                      Tel. No:      (214) 508-0519 or 1-800-687-4810
                      Fax No:       (214) 508-0944 or (214) 290-8374

Wiring Instructions for the U.S. Borrowing:

                      NationsBank, N.A.
                      Dallas, Texas
                      ABA No:  111000012
                      For Further Credit To: Corporate Credit Services Account No: 1292000883
                      Attn:  Ngozi Ebete

UNION BANK OF CALIFORNIA, N.A.

Domestic Lending Office and Euro-Dollar Lending Office:

                      Union Bank of California, N.A.
                      350 California Street, 6th Floor
                      San Francisco, CA  94104

Japanese Lending Office:

                      Union Bank of California, N.A.
                      Tokyo Branch
                      4-6-1 Hatchobori, Chuo Ku
                      Tokyo 104 0032
                      Japan

Address for Notices related to the U.S. Borrowing:

                      Union Bank of California, N.A.
                      1980 Saturn Street
                      Monterey Park, CA  91755
                      Attn:  Maria Flores
                      Tel. No:      (213) 720-2679
                      Fax No:       (213) 724-6198

Address for Notices related to the Japanese Borrowing:

                      Union Bank of California, N.A.
                      Tokyo Branch
                      4-6-1 Hatchobori, Chuo Ku
                      Tokyo 104 0032
                      Japan
                      Attn:  Tsutomu Aruga
                      Tel. No:      81-3-5543-0353
                      Fax No:       81-3-5543-0356

With a copy of all notices to:

                      Union Bank of California, N.A.
                      Corporate Markets Group
                      350 California Street, 6th Floor
                      San Francisco, CA  94104
                      Attn:  Wanda Headrick
                      Tel. No:      (415) 705-7459
                      Fax No:       (415) 705-7566

Wiring Instructions for the U.S. Borrowing:

                      Union Bank of California, N.A.
                      1980 Saturn Street
                      Monterey Park, CA  91755
                      FED ABA No:   1220-0049-6
                      Account No:   070196431
                      Reference:            Nu Skin Enterprises

Wiring Instructions for the Japanese Borrowing:

                      Paying Bank:  The Bank of Tokyo-Mitsubishi, Ltd.
                                    -Head Office
                      Beneficiary:  Union Bank of California, Tokyo Branch
                      Account No:   001-9151209
                      Reference:            Nu Skin Japan

Credit Contact//Business Matters/Documentation/Bid Option/Financial Information should be sent to:

                      Union Bank of California, N.A.
                      Corporate Markets Group
                      350 California Street, 6th Floor
                      San Francisco, CA  94104
                      Attn:  Dave Taylor
                      Tel. No:      (415) 705-5098
                      Fax No:       (415) 705-5093

U.S. BANK, NATIONAL ASSOCIATION

Domestic Lending Office and Euro-Dollar Lending Office:

                      U.S. Bank, National Association
                      1420 Fifth Avenue, 9th Floor
                      Seattle, WA  98101

Address for Notices related to the U.S. Borrowing:

                      U.S. Bank, National Association
                      P.O. Box 720
                      1420 Fifth Avenue, 9th Floor
                      Seattle, WA  98101-2391
                      Attn:  Thomas A. Eshom, Vice President
                      Tel. No:      (206) 344-4589
                      Fax No:       (206) 344-4515
                      Telex:        6733211
                      Answerback:  USB UW

                      with a copy to:

                      U.S. Bank, National Association
                      P.O. Box 720
                      1420 Fifth Avenue, 9th Floor
                      Seattle, WA  98101-2391
                      Attn:  Jack Sommerville
                      Tel. No:      (206) 344-5318
                      Fax No:       (206) 344-4515
                      Telex:        6733211
                      Answerback:  USB UW

Wiring Instructions for the U.S. Borrowing:

                      U.S. Bank, National Association
                      Portland, Oregon
                      ABA No:       123000220
                      For Further Credit To: Commercial Loan Servicing Account No: 010-0111-210
                      Attn:  Participation Specialist

ZIONS FIRST NATIONAL BANK

Domestic Lending Office and Euro-Dollar Lending Office:

                      Zions First National Bank
                      Central Utah Commercial Banking Center
                      1220 South 800 East
                      Orem, UT  84097-2743

Address for Notices related to the U.S. Borrowing:

                      Zions First National Bank
                      Central Utah Commercial Banking Center
                      1220 South 800 East
                      Orem, UT  84097-2743
                      Attn:  Richard W. Thomsen, Vice President
                      Tel. No:      (801) 764-9415
                      Fax No:       (801) 224-3280

                      with a copy to:

                      Zions First National Bank
                      #1 South Main
                      Salt Lake City, UT  84111
                           -or-
                      P.O. Box 25822
                      Salt Lake City, UT  84125-822
                      Attn:  Patricia A. Youngren
                      Tel. No:      (801) 524-4846
                      Fax No:       (801) 524-2166

Wiring Instructions for the U.S. Borrowing:

                      Zions First National Bank
                      Salt Lake City, Utah
                      ABA No.:      124000054
                      Attn:         Note Teller, 187-K2

                                   SCHEDULE II

                                  PRICING GRID

                                                                     APPLICABLE
                                      APPLICABLE     APPLICABLE        MARGIN
                NSE'S                   MARGIN         MARGIN            FOR
                DEBT/     PRICING         FOR           FOR           JAPANESE
               EBITDA     PERIOD       BASE RATE       LIBOR            LOAN
               RATIO       LEVEL       PORTIONS       PORTIONS        PORTIONS
               ------      -----       --------       --------       ----------
less than       0.50         1            0%           0.600%          0.600%

greater than
or equal to     0.50,
less than       1.00         2            0%           0.750%          0.750%

greater than
or equal to     1.00         3            0%           1.000%          1.000%




                                   EXPLANATION

1. The Applicable Margin For Base Rate Portions, LIBOR Portions and Japanese Loan Portions will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period, a Level 2 Period or a Level 3 Period.

2. The first Pricing Period, which commences on the date of this Agreement and ends on September 30, 1998, will be a Level 2 Period.

3. The second Pricing Period, which commences on October 1, 1998 and ends on December 31, 1998, will be a Level 1 Period, a Level 2 Period, or a Level 3 Period depending upon NSE's Debt/EBITDA Ratio for the consecutive four-quarter period ending on June 30, 1998.

4. Each Pricing Period thereafter will be a Level 1 Period, a Level 2 Period, or a Level 3 Period depending upon NSE's Debt/EBITDA Ratio for the consecutive four-quarter period ending on the last day of the quarter that ended one quarter prior to the first day of such Pricing Period.

5.       Examples:

                  (a) NSE's Debt/EBITDA Ratio is 0.46 for the consecutive four-quarter period ending on September 30, 1998. The Pricing Period of January 1, 1999 through March 31, 1999 will be a Level 1 Period.

                  (b) NSE's Debt/EBITDA Ratio is 1.10 for the consecutive four-quarter period ending on December 31, 1998. The Pricing Period of April 1, 1999 through June 30, 1999 will be a Level 3 Period.

                                  SCHEDULE 3.01

                    INITIAL CLOSING DATE CONDITIONS PRECEDENT

A.       Principal Credit Documents.

                  (1) The Credit Agreement, duly executed by each Borrower, each Lender, Agent and each Co-Agent;

                  (2) A Note payable to each applicable Lender requesting such a Note for its U.S. Loan, each duly executed by the applicable Borrower;

                  (3) The Subsidiary Guaranty, duly executed by each Material Domestic Subsidiary of NSE; and

                  (4) The NSE Guaranty, duly executed by NSE.

B.       NSE Corporate Documents.

                  (1) The Certificate of Incorporation of NSE, certified as of a recent date prior to the Initial Closing Date by the Secretary of State of Delaware;

                  (2) A Certificate of Good Standing (or comparable certificate) for NSE, certified as of a recent date prior to the Initial Closing Date by the Secretary of State of Delaware;

                  (3) A certificate of the Secretary or an Assistant Secretary of NSE, dated the Initial Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of NSE as in effect on the Initial Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of NSE and continuing in effect, which (i) authorize the execution, delivery and performance by NSE of this Agreement and the other Credit Documents executed or to be executed by NSE and the consummation of the transactions contemplated hereby and thereby and (ii) designate the officers authorized so to execute, deliver and perform on behalf of NSJ; and (c) that there are no proceedings for the dissolution or liquidation of NSE;

                  (4) A certificate of the Secretary or an Assistant Secretary of NSE, dated the Initial Closing Date, certifying the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform this Agreement, the other Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by NSE; and

                  (5) Certificates of Good Standing (or comparable certificates) for NSE, certified as of a recent date prior to the Initial Closing Date by the Secretaries of State (or comparable official) of each jurisdiction in which NSE is qualified to do business.

C.       NSJ Corporate Documents.

                  (1) The Articles of Association (Teikan) of NSJ, certified as of a recent date prior to the Initial Closing Date by a Statutory Auditor of NSJ, together with an English translation thereof (if appropriate);

                  (2) A copy of the commercial registry (Syougyou Tookibotoohon) for NSJ, issued as of a recent date prior to the Initial Closing Date by the registrar of the Tokyo Legal Affairs Bureau of the Ministry of Justice, together with an English translation thereof (if appropriate);

                  (3) A certificate of a Statutory Auditor of NSJ, dated the Initial Closing Date, certifying (a) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of NSJ and continuing in effect, which (i) authorize the execution, delivery and performance by NSJ of this Agreement and the other Credit Documents executed or to be executed by NSJ and the consummation of the transactions contemplated hereby and (ii) designate the officers, directors and attorneys authorized so to execute, deliver and perform on behalf of NSJ; and (b) that there are no proceedings for the dissolution or liquidation of NSJ, together with an English translation thereof (if appropriate);

                  (4) A  certificate  of a Statutory  Auditor of NSJ,  dated the
         Initial Closing Date, certifying the incumbency, signatures and authority of the officers, directors or attorneys of NSJ authorized to execute, deliver and perform this Agreement, the other Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by NSJ, together with an English translation thereof (if appropriate).

D.       Other Subsidiary Corporate Documents.

                  (1) The Certificate of Incorporation (or comparable certificate) of each Material Subsidiary of NSE, certified as of a recent date prior to the Initial Closing Date by the Secretary of State (or comparable public official) of its jurisdiction of incorporation (or, if any such Subsidiary is organized under the laws of any jurisdiction outside the United States, such other evidence as Agent may request to establish that such Subsidiary is duly organized and existing under the laws of such jurisdiction), together with an English translation thereof (if appropriate);

                  (2) To the extent such jurisdiction has the legal concept of a corporation being in good standing and a Governmental Authority in such jurisdiction issues any evidence of such good standing, a Certificate of Good Standing (or comparable certificate) for each Material Subsidiary of NSE, certified as of a recent date prior to the Initial Closing Date by the Secretary of State (or comparable public official) of its jurisdiction of incorporation (or, if any such Subsidiary is organized under the laws of any jurisdiction outside the United States, such other evidence as Agent may request to establish that such Subsidiary is duly qualified to do business and in good standing under the laws of such jurisdiction), together with an English translation thereof (if appropriate);

                  (3) A certificate  of the Secretary or an Assistant  Secretary
         (or comparable officer) of each Material Subsidiary of NSE executing the Subsidiary Guaranty, dated the Initial Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of such Subsidiary as in effect on the Closing Date (or, if any such Subsidiary is organized under the laws of any jurisdiction outside the United
         States, any comparable document provided for in the respective corporate laws of that jurisdiction); (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of such Subsidiary (or other comparable enabling action) and continuing in effect, which (i) authorize the execution, delivery and performance by such Subsidiary of the Credit Documents to be executed by such Subsidiary and the consummation of the transactions contemplated thereby and (ii) designate the officers, directors and attorneys authorized so to execute, deliver and perform on behalf of such Subsidiary; and (c) that there are no proceedings for the dissolution or liquidation of such Subsidiary, together with a certified English translation thereof (if appropriate);

                  (4) A certificate of the Secretary or an Assistant Secretary (or comparable officer) of each Material Subsidiary of NSE executing the Subsidiary Guaranty, dated the Initial Closing Date, certifying the incumbency, signatures and authority of the officers, directors and attorneys of such Subsidiary authorized to execute, deliver and perform the Credit Documents to be executed by such Subsidiary, together with a certified English translation thereof (if appropriate); and

                  (5) In the case of any Material Subsidiary that is organized under the laws of jurisdictions outside the United States and domesticated under the laws of Delaware (or any other state of the United States), the documents described in paragraphs (1) through (4) above shall also be provided with respect to the Delaware (or other state) counterparts of such Subsidiaries, together with a Certification of Domestication for such Subsidiary.

E.       Financial Statements, Financial Condition, Etc.

                  (1) A copy of the audited consolidated Financial Statements of NSE for the fiscal year ended December 31, 1997, prepared by Price Waterhouse LLP, together with a copy of the unqualified opinion and management letter delivered by such accountants in connection with such Financial Statements;

                  (2) A copy of the 10-K report filed by NSE with the Securities and Exchange Commission for the fiscal year ended December 31, 1997;

                  (3) A copy of the audited consolidated Financial Statements of NSJ for the fiscal year ended December 31, 1997, prepared by Price Waterhouse LLP, together with a copy of the unqualified opinion and management letter delivered by such accountants in connection with such Financial Statements;

                  (4) A final sources and uses statement for the NSI Acquisition (including transaction costs);

                  (5) A balance sheet of NSE dated March 31, 1998 (which incorporates all preclosing adjustments), reflecting the consummation of the NSI Acquisition and the other transactions contemplated by the NSI Acquisition Documents, certified by the chief financial officer or treasurer of NSE as having been prepared based upon reasonable assumptions and in good faith;

                  (6) A certificate of the chief financial officer or treasurer of NSE setting forth, in such detail as Agent may reasonably request, the calculation of NSE's Tangible Net Worth on March 31, 1998;

                  (7) A certificate of the Statutory Auditor of NSJ setting forth, in such detail as Agent may reasonably request, the calculation of NSJ's Tangible Net Worth on March 31, 1998;

                  (8) A Solvency Certificate in the form of Exhibit L for each Borrower and its Material Subsidiaries, dated the Initial Closing Date and executed by the chief financial officer or treasurer of each Borrower;

                  (9) The consolidated plan and forecast of NSE and its Subsidiaries for the fiscal year to end December 31, 1998 (reflecting among other events the NSI Acquisition and the anticipated Borrowings under this Agreement), including quarterly cash flow projections and quarterly projections of NSE's and NSJ's compliance with each of the covenants set forth in Paragraph 5.03 of this Agreement; and

                  (10) Such other financial, business and other information regarding Borrowers or any of their Subsidiaries as Agent or any Lender may reasonably request, including information as to the NSI Acquisition and possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.

F.       UCC Searches.

                  (1) Uniform Commercial Code search certificates from the jurisdictions in the United States in which any Borrower or Material Subsidiary has a place of business which do not evidence any Liens which is not a Permitted Lien, except for which Agent has received a termination statement pursuant to item F.(2) below;

                  (2) Such Uniform Commercial Code termination statements (appropriately completed and executed) for filing in such jurisdictions as Agent may request to terminate any financing statement evidencing
         Liens of any Borrower or Material Subsidiary which do not constitute Permitted Liens.

G. Opinions. Favorable written opinions from each of the following counsel for Borrowers and their Subsidiaries, each dated the Initial Closing Date, addressed to Agent for the benefit of Agent and Lenders, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to
Agent:

                  (1) Truman Hunt, Esq., counsel for NSE and its Subsidiaries;

                  (2) Shearman & Sterling, special California counsel for Borrowers and Guarantors;

                  (3) Tokyo Aoyama Law Office-Baker & McKenzie, Japanese counsel for NSJ;

                  (4) Kim & Chang, Korean counsel for Nu Skin Korea, Inc.;

                  (5) Baker & McKenzie, Hong Kong counsel for Nu Skin Hong Kong, Inc.; and

                  (6) Lee and Li, Taiwanese counsel for Nu Skin Taiwan, Inc..

H.       Other Items.

                  (1) A duly completed and timely delivered Notice of Borrowing for the applicable Borrowing;

                  (2) Copies of the NSI Acquisition Agreement; the Contribution and Distribution Agreement dated as of December 31, 1997 between NSI and NSUSA; the Tax Sharing and Indemnification Agreement dated as of December 31, 1997 among NSI, NSUSA and the shareholders of NSI and NSUSA; the Assumption of Liabilites and Indemnification Agreement dated as of December 31, 1997 between NSI and NSUSA; together with all amendments thereto through the Initial Closing Date; and, to the extent requested by Agent or any Lender, copies of any other NSI Acquisition Documents;

                  (3) Copies of all filings made by NSE with the Securities and Exchange Commission in connection with the NSI Acquisition, together with all exhibits and all amendments thereto through the Initial Closing Date;

                  (4)  An   organization   chart   for   Borrowers   and   their
         Subsidiaries, setting forth the relationship among such Persons, certified by the Secretary or an Assistant Secretary of NSE;

                  (5) A certificate of the Chief Financial Officer of NSE and a Statutory Auditor of NSJ, respectively, addressed to Agent and dated the Initial Closing Date, certifying that:

                           (a) The  representations  and warranties set forth in
                  Paragraph 4.01 and in the other Credit Documents are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true as of such date); and

                           (b) No Default has occurred and is  continuing  as of
                  such date;

                  (6) All fees and expenses payable to Agent and Lenders on or prior to the Initial Closing Date (including any Commitment Fees payable on such Closing Date and all fees payable to Agent pursuant to the Agent's Fee Letter);

                  (7) All fees and expenses of Agent's counsels through the Initial Closing Date;

                  (8) Such other  evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Agreement and the other Credit Documents; and

                  (9) Such documentation as ABN AMRO may require in order for NSJ to open an account with its Tokyo branch, including, without limitation, an Agreement on Bank Transactions and an Agreement on Overdraft in Current Account.